Putnam
International
Voyager
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02


[GRAPHIC OMITTED: JEWELRY BOX]


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

Over the 12 months ended August 31, 2002, the non-U.S. stock markets in which Putnam International Voyager Fund invests took their cues from Wall Street in many ways. Their stocks also plunged and then rallied briefly in the weeks immediately following the terrorist attacks on New York City and Washington, DC. Their equities faltered in the wake of high-profile corporate accounting scandals and executive improprieties both in the United States and elsewhere. Their economies were similarly advancing at a relatively modest pace, and some were even weaker than the U.S. economy.

It should be no surprise, then, that the fund posted negative returns for the period. In such an environment, there is some comfort in noting that the fund was able to outperform its peer group though it under-performed its new benchmark index. The details are spelled out in the following report from the fund's management team.

The report places in context the fund's performance during the period.

It concludes by offering the team's views of prospects as the fund enters a new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
October 16, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Small- and Mid-Cap Core Team

Thus far in 2002, economies and businesses around the world have enjoyed better conditions than they experienced in 2001. Many companies are returning to profitability. However, international stock markets anticipated this improvement ahead of time by rallying late in 2001, but then failed to hold these gains in 2002. The recovery in business conditions turned out to be less robust than initially anticipated. Also, revelations of corporate malfeasance in the United States and, to a lesser extent, in European markets, undercut investor confidence. For these reasons, international markets slumped during the last few months of Putnam International Voyager Fund's fiscal year, which ended August 31, 2002. We regret to report that the fund declined during the fiscal year. The positive news we can share is that the fund outperformed the general U.S. market. It also continued to perform well on a competitive basis. Its loss at net asset value during the fiscal year was smaller than the average of its peer group, the Lipper International Funds category. The fund also outperformed its previous benchmark, the MSCI EAFE Index, but underperformed its new benchmark, the SSB World Ex-U.S. Extended Index, chosen because it better represents the performance of small and midsize companies. More details on performance can be found on page 7.

Total return for 12 months ended 8/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -10.17%  -15.35%  -10.90%  -15.36%  -10.91%  -11.80%  -10.68%  -13.80%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Automotive                    5.9%

Food                          5.7%

Chemicals                     4.9%

Banking                       4.8%

Advertising and
marketing services            4.5%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.


* SPUTTERING RECOVERY DERAILED INTERNATIONAL STOCKS

Your fund continued to provide diversification by investing in small and midsize international companies, but even stocks such as these feel the effects of global political instability and the acceleration and deceleration of the U.S. economy. As the fund's fiscal year began, international stocks were sliding because of economic weakness in Europe and Asia. The terrorist attacks of September 11, 2001, then heightened political risk around the world. Fortunately, the initial depressing effects on stock prices did not last beyond October. But the recovery in stock prices was more robust than the improvement in business conditions. Generally speaking, international economies experience more gradual changes in growth rates than the United States. And although the U.S. engine revved for several months, it has quieted to a low hum since March, slowing the demand for imports from international markets.

Fund Profile

Putnam International Voyager Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund managers look for stocks that offer a combination of growth potential and attractive prices. The fund is designed for investors seeking long-term growth of capital who can accept the additional risks of investing in international and small and midsize stocks.

As we described in the fund's semiannual report six months ago, we had established positions in several stocks that benefited from their sensitivity to the economic cycle during the first half of the year. Since the middle of the year, we have cut back on this exposure, taking profits on several holdings and buying stocks whose performance is typically less dependent on economic growth rates. For example, we sold stocks in the lodging and tourism industry after they recovered from the decline in travel following September 11 -- holdings such as Four Seasons Hotels, based in Canada, and P&O Princess Cruises of the United Kingdom. P&O had also benefited from a bidding war between Carnival and Royal Caribbean. Other stocks that reached what we considered full value were Boral of Australia and BPB of the United Kingdom. Both are leading building-materials companies, with Boral a large maker of bricks in the United States and BPB one of the largest plasterboard companies in Europe. We also sold ALPS Electric Company of Japan, which makes electronics and components, including Alpine audio equipment.

While your fund ended the year with less exposure to cyclical stocks, its regional diversification had changed little. We remained underweight in Japan throughout the year. Although the Japanese economy and market performed better than we had expected, its recovery was only temporary, and proved to be based on a brief surge in exports rather than on substantive domestic improvements.

* AMID VOLATILITY, A NUMBER OF STOCKS BECAME UNDERVALUED

While market volatility is uncomfortable for investors, it tends to produce valuation opportunities as well, meaning that some stocks become unreasonably undervalued. This gives greater scope for the fund's strategy of identifying stocks priced below their worth. We compare stocks across all international markets and sectors, using fundamental and quantitative analysis to identify candidates for the fund.

During the general market decline of recent months, we added a position in Taylor Woodrow of the United Kingdom, a home-building company. This stock had performed well as the U.K. remained one of Europe's strongest economies, but then got pulled into the general decline of June and July. We also bought two other U.K. stocks when their prices fell. Enodis has an attractive business manufacturing commercial cooking and refrigeration equipment. Kidde makes fire alarms and smoke detectors. In addition, we increased the fund's position in Sulzer of Switzerland, a diversified manufacturer that is streamlining operations to enhance profitability.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Parmalat Finanziaria SpA
Italy
Food

Quebecor World, Inc.
Canada
Publishing

Hagemeyer NV
Netherlands
Commercial and consumer services

Orient-Express Hotels, Ltd. Class A
Bermuda
Lodging and tourism

Trinity Mirror PLC
United Kingdom
Publishing

Van der Moolen Holding NV
Netherlands
Investment banking/brokerage

MAN AG
Germany
Machinery

Coverium Holding AG
Switzerland
Insurance

Banca Popolare di Milano Scrl (BPM)
Italy
Banking

Kidde PLC
United Kingdom
Electrical equipment

Footnote reads:
These holdings represent 16.5% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.


In the consumer staples sector, we purchased once again a stock we have mentioned in the past, Parmalat, a dairy goods company in Italy. We had sold a portion of this stock early in the year when it reached what we considered fair value, but it became cheap again later in the year and we added to the position again at what we believed to be a favorable price. We also purchased Gallaher Group, a small British tobacco company. In Japan, we bought Nissin Foods, a maker of dehydrated noodle soups, and Nippon Meat Packers. We consider these to be exceptions to the prevailing trend in Japan -- i.e., we feel they are profitable companies with attractive valuations. We also added LG Household & Health Care, a personal-care products company in South Korea. We believe these stocks have attractive appreciation potential and are less likely to be volatile than companies with higher projected growth rates.

* EUROPE AND SELECT ASIAN MARKETS WERE MOST ATTRACTIVE

Our investment decisions are determined by our research on individual companies, but we also give some considerations to broader sector and market factors because of the additional risks involved in international investing. At this time, our only significant view along these lines is our unfavorable outlook for Japan. The fund owns fewer Japanese stocks than it could, given the size of the Japanese market, because it has been difficult for us to find companies priced below their worth. The Koizumi government has made no substantive reforms of Japan's macroeconomic problems, which include a crushing public-debt burden, a moribund banking sector, and an aging population. Japanese stocks briefly rallied earlier this year, thanks to a surge in exports, but that surge caused the value of the yen to rise, which choked off growth again.

Europe is also experiencing rather sluggish growth, but it has the advantage that many stocks of small and midsize companies are attractively valued. France, Spain, and the Netherlands are among the more attractive markets. The United Kingdom is by far the largest market in Europe, but we have less exposure there than we could because many stocks are overvalued.

Attractive valuations have led us to own a number of stocks in emerging markets, particularly in South Korea, Singapore, and Taiwan. These regions have benefited disproportionately from growing demand in the United States. However, we have not built a large overweighting in emerging-market stocks, because these markets tend to be more volatile.

* IN SPITE OF RISKS, MODEST RECOVERY POSSIBLE

The immediate future is murky at best. It appears that a modest recovery in business conditions may continue, but it is vulnerable to a number of factors, including slow business investment and negative investor sentiment in the United States, and the potential for military conflict in the Middle East. We continue to position the fund to benefit from an improving economic cycle, but it is less tilted in this direction than it was during much of the past year. We instead have tried to reduce the fund's overall risk exposure by buying stocks we believe can meet expectations even in uncertain times. The fund continues to provide exposure to a broad range of international small and midsize companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-markets securities. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Small- and Mid-Cap Core Team. The members of the team are Joseph P. Joseph (Portfolio Leader), Fabrice Bay (Portfolio Member), Andrew Graham (Portfolio Member), and Ronald Hua (Portfolio Member).

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A         Class B         Class C         Class M
(inception dates)  (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -10.17% -15.35% -10.90% -15.36% -10.91% -11.80% -10.68% -13.80%
------------------------------------------------------------------------------
5 years          45.24   36.91   39.77   37.77   39.91   39.91   41.61   36.67
Annual average    7.75    6.48    6.93    6.62    6.95    6.95    7.21    6.45
------------------------------------------------------------------------------
Life of fund    101.36   89.76   91.60   91.60   91.61   91.61   94.68   87.86
Annual average   11.06   10.07   10.23   10.23   10.23   10.23   10.50    9.91
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                        MSCI             SSB World
                        EAFE              Ex-U.S.              Consumer
                       Index*         Extended Index*         price index
------------------------------------------------------------------------------
1 year                -14.95%              -7.52%                1.69%
------------------------------------------------------------------------------
5 years               -11.55               -6.25                12.25
Annual average         -2.42               -1.28                 2.34
------------------------------------------------------------------------------
Life of fund           -1.91               -0.25                17.13
Annual average         -0.29               -0.04                 2.40
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

*During the fiscal period, the fund's benchmark index was changed from the Morgan Stanley Capital International EAFE Index to the Salomon Smith Barney World Ex-U.S. Extended Index, which provides a better representation of the type of stocks in which the fund invests.

LIPPER INFORMATION:
The average annualized return for the 793 funds in the Lipper
International Funds category over the 12 months ended 8/31/02 was -14.70%. Over the 5-year and life-of-fund periods ended 8/31/02, annualized returns for the category were -2.05% and 1.39%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

           Fund's class A    SSB World Ex-U.S.    MSCI EAFE   Consumer price
Date       shares at POP      Extended Index        Index         index

12/28/95       9,425             10,000            10,000        10,000
8/31/96       10,499             10,168            10,732        10,208
8/31/97       13,065             11,089            10,640        10,435
8/31/98       14,603             11,073             9,888        10,610
8/31/99       21,025             13,916            12,360        10,850
8/31/00       33,527             15,246            13,430        11,207
8/31/01       21,124             11,533            10,786        11,518
8/31/02      $18,976             $9,809            $9,975       $11,713

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,160 and $19,161, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,468 ($18,786 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/02

                       Class A         Class B       Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)                  1               --            --              1
------------------------------------------------------------------------------
Income                  $0.115            --            --           $0.020
------------------------------------------------------------------------------
Capital gains             --              --            --             --
------------------------------------------------------------------------------
  Total                 $0.115            --            --           $0.020
------------------------------------------------------------------------------
Share value:         NAV     POP         NAV           NAV        NAV     POP
------------------------------------------------------------------------------
8/31/01            $16.82  $17.85      $16.42        $16.59     $16.58  $17.18
------------------------------------------------------------------------------
8/31/02             15.00   15.92       14.63         14.78      14.79   15.33
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)  (12/28/95)      (10/30/96)      (7/26/99)       (10/30/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -2.08%  -7.71%  -2.79%  -7.65%  -2.83%  -3.80%  -2.56%  -6.00%
------------------------------------------------------------------------------
5 years          21.53   14.54   16.99   14.99   17.10   17.10   18.52   14.41
Annual average    3.98    2.75    3.19    2.83    3.21    3.21    3.46    2.73
------------------------------------------------------------------------------
Life of fund     77.74   67.49   69.07   69.07   69.06   69.06   71.77   65.76
Annual average    8.89    7.93    8.08    8.08    8.08    8.08    8.34    7.77
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International EAFE Index* is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Salomon Smith Barney World Ex-U.S. Extended Index* is an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Salomon Smith Barney World Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and Shareholders of Putnam International Voyager Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Voyager Fund (the "fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2002



THE FUND'S PORTFOLIO
August 31, 2002

COMMON STOCKS (95.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Austria (0.1%)
-------------------------------------------------------------------------------------------------------------------
             15,705 Mayr-Melnhof Karton AG                                                                 $977,821

Belgium (0.6%)
-------------------------------------------------------------------------------------------------------------------
            125,100 Omega Pharma SA                                                                       5,519,725
             84,700 Umicore                                                                               3,367,611
                                                                                                      -------------
                                                                                                          8,887,336

Bermuda (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,828,600 Orient-Express Hotels, Ltd. Class A (NON)                                            23,680,370

Canada (4.8%)
-------------------------------------------------------------------------------------------------------------------
            826,500 Agrium, Inc.                                                                          7,757,379
              8,500 BPO Properties, Ltd. (NON)                                                              126,699
             14,600 Canadian Medical Laboratories, Ltd. (NON)                                               306,078
            300,900 Cognos, Inc. (NON)                                                                    5,431,245
              5,000 Denbury Resources, Inc. (NON)                                                            47,650
             34,200 Ensign Resource Service Group, Inc.                                                     342,044
             99,000 Extendicare, Inc. Class A (NON)                                                         316,079
             84,800 Fairfax Financial Holdings, Ltd.                                                      7,285,037
             39,100 Focus Energy Trust                                                                      250,172
            224,100 Four Seasons Hotels, Inc.                                                             7,937,622
             40,500 Hurricane Hydrocarbons, Ltd. Class A (NON)                                              402,455
            174,100 Magna International, Inc. Class A                                                    10,973,523
             91,021 Methanex Corp.                                                                          738,765
            971,454 Quebecor World, Inc.                                                                 24,787,727
             46,700 Rothmans, Inc.                                                                          973,341
             39,100 Storm Energy, Ltd. (NON)                                                                144,137
                                                                                                      -------------
                                                                                                         67,819,953

China (--%)
-------------------------------------------------------------------------------------------------------------------
          1,387,000 United Food Holdings, Ltd.                                                              424,147

Czech Republic (0.5%)
-------------------------------------------------------------------------------------------------------------------
            137,200 Komercni Banka AS                                                                     7,369,717

Denmark (1.4%)
-------------------------------------------------------------------------------------------------------------------
              8,575 DSV, De Sammensluttede Vognmaend A/S                                                    237,886
            311,383 Genmab A/S (NON)                                                                      4,422,002
            316,100 ISS A/S (NON)                                                                        13,947,185
             19,200 Topdanmark A/S (NON)                                                                    504,743
                                                                                                      -------------
                                                                                                         19,111,816

Finland (0.9%)
-------------------------------------------------------------------------------------------------------------------
            559,800 M-real OYJ Class B                                                                    4,226,406
            598,600 Metso OYJ                                                                             6,638,148
             17,400 Nokian Renkaat OYJ                                                                      563,003
             50,900 Pohjola Group PLC Class D                                                               699,203
                                                                                                      -------------
                                                                                                         12,126,760

France (6.1%)
-------------------------------------------------------------------------------------------------------------------
            163,700 Autoroutes du Sud de la France (ASF) (NON)                                            4,173,204
            289,210 Autoroutes du Sud de la France (ASF) 144A (NON)                                       7,372,831
             10,949 Camaieu                                                                                 432,104
            329,363 CNP Assurances                                                                       12,384,765
             15,535 Eiffage SA                                                                            1,226,181
              3,400 Esso S.A.F.                                                                             273,363
            140,400 Generale De Sante (NON)                                                               2,168,180
            364,400 Generale De Sante 144A (NON)                                                          5,627,384
          3,505,989 Havas Advertising SA                                                                 15,297,419
            178,600 Pechiney SA Class A                                                                   6,538,880
            864,143 Publicis Group SA                                                                    19,081,021
            125,620 Scor SA                                                                               2,405,518
             19,612 Vallourec SA                                                                          1,023,013
            318,230 Zodiac SA                                                                             7,017,431
                                                                                                      -------------
                                                                                                         85,021,294

Germany (3.9%)
-------------------------------------------------------------------------------------------------------------------
            284,173 Deutsche Boerse AG                                                                   10,964,155
            271,347 Hannover Rueckversicherungs AG (NON)                                                  5,986,254
            173,808 Hugo Boss AG - Pfd.                                                                   1,874,606
          1,130,700 MAN AG                                                                               22,616,488
             27,182 Porsche AG - Pfd.                                                                    12,686,329
                                                                                                      -------------
                                                                                                         54,127,832

Greece (1.2%)
-------------------------------------------------------------------------------------------------------------------
            108,800 Greek Organization of Football Prognostics SA                                         1,111,589
            402,300 Greek Organization of Football Prognostics SA 144A                                    4,110,223
             37,400 Intralot SA                                                                             663,740
          1,989,300 Panafon Hellenic Telecom SA                                                           9,791,553
            193,520 Technical Olympic SA                                                                    645,138
                                                                                                      -------------
                                                                                                         16,322,243

Hong Kong (2.9%)
-------------------------------------------------------------------------------------------------------------------
            635,000 APT Satellite Holdings, Ltd.                                                            179,105
          6,401,000 Bank of East Asia, Ltd.                                                              12,186,675
          3,551,000 Citic Ka Wah Bank, Ltd.                                                               1,024,340
          2,880,000 CNPC Hong Kong, Ltd.                                                                    199,387
          2,420,800 Dah Sing Financial Group                                                             10,614,413
          4,334,000 First Pacific Co., Ltd. (NON)                                                           616,769
          1,762,000 Fountain Set Holdings, Ltd.                                                             655,111
            171,600 Hanison Construction Holdings, Ltd. (NON)                                                 6,160
          1,372,800 HKR International, Ltd. (NON)                                                           279,844
          3,272,000 IDT Intl., Ltd.                                                                         306,230
         19,571,000 New World Development                                                                12,796,587
          4,212,000 Oriental Press Group                                                                    604,808
          2,414,000 Skyworth Digital Holdings, Ltd.                                                         250,688
            898,000 Texwinca Holdings, Ltd.                                                                 615,944
          1,672,000 TPV Technology, Ltd.                                                                    557,340
             66,000 VTech Holdings, Ltd. (NON)                                                               67,270
                                                                                                      -------------
                                                                                                         40,960,671

Ireland (--%)
-------------------------------------------------------------------------------------------------------------------
            252,300 Glanbia PLC                                                                             380,965

Italy (6.1%)
-------------------------------------------------------------------------------------------------------------------
          5,244,311 Banca Popolare di Milano Scrl (BPM) (NON)                                            20,619,608
            226,200 Cementir SpA                                                                            594,395
          1,347,500 Italcementi SpA                                                                      12,749,809
            319,000 Milano Assicurazioni SpA                                                                719,393
          9,451,171 Parmalat Finanziaria SpA                                                             27,429,945
             25,800 Permasteelisa SpA                                                                       428,782
          4,894,069 Snam Rete Gas SpA                                                                    14,635,836
          3,086,600 Snam Rete Gas SpA 144A                                                                9,230,554
                                                                                                      -------------
                                                                                                         86,408,322

Japan (13.7%)
-------------------------------------------------------------------------------------------------------------------
             53,000 Aica Kogyo Company, Ltd.                                                                316,972
            288,450 Aiful Corp.                                                                          18,978,574
          1,481,000 Aisin Seiki Company, Ltd.                                                            18,738,929
            683,000 Ashikaga Bank, Ltd. (The) (NON)                                                         760,489
             14,100 Autobacs Seven Company, Ltd.                                                            398,439
             12,000 Belluna Company, Ltd.                                                                   483,846
             71,900 Chiyoda Company, Ltd.                                                                   677,455
          1,092,000 Chugai Pharmaceutical Company, Ltd.                                                  11,007,507
            230,000 Daiei Omc, Inc.                                                                         816,786
             78,000 Daimei Telecom Engineering Corp.                                                        256,601
             39,000 Daiwabo Information System Company, Ltd.                                                267,457
             27,500 Data Communication System Company, Ltd.                                                 661,113
             19,000 Doshisha Company, Ltd.                                                                  272,459
             37,900 Exedy Corp.                                                                             242,650
             19,100 FCC Company, Ltd.                                                                       451,118
          3,751,000 Fuji Heavy Industries                                                                14,839,469
            455,200 Fuji Machine Manufacturing Company, Ltd.                                              5,721,198
             18,200 Fujitsu Business Systems, Ltd.                                                          192,516
             16,800 Fukuda Denshi                                                                           384,040
             74,700 Futaba Corp.                                                                          2,154,989
             14,400 Gulliver Intl. Company, Ltd.                                                            388,697
             15,000 Hisamitsu Pharmaceutical Company, Inc.                                                  178,532
             42,000 Hitachi Medical Corp.                                                                   518,667
             74,000 Hitachi Plant Engineering & Construction Company, Ltd.                                  204,116
            546,000 Iseki & Company, Ltd. (NON)                                                             359,241
            269,000 Jaccs Company, Ltd.                                                                     891,750
             42,400 Kaga Electronics Company, Ltd.                                                          639,129
            288,000 Kawasaki Kisen Kaisha, Ltd.                                                             371,691
             94,000 Kawasumi Laboratories, Inc.                                                             792,914
             82,300 Keihin Corp.                                                                            841,397
             38,900 Kintetsu World Express, Inc.                                                            426,571
             20,900 Kuroda Electric Company, Ltd.                                                           480,409
            188,000 Leopalace21 Corp. (NON)                                                               1,275,006
             20,500 Mandom Corp.                                                                            395,993
             20,800 Mars Engineering Corp.                                                                  649,178
            514,500 Meitec Corp.                                                                         14,061,409
             74,000 Mikuni Coca-Cola Bottling Company, Ltd.                                                 525,584
            225,000 Nichias Corp.                                                                           499,156
             41,000 Nifco, Inc.                                                                             412,248
             82,000 Nippon Densetsu Kogyo Company, Ltd.                                                     309,878
          1,086,000 Nippon Electric Glass Company, Ltd.                                                  12,366,934
            100,000 Nippon Konpo Unyu Soko Co.                                                              742,303
          1,357,000 Nippon Meat Packers, Inc.                                                            10,668,275
            488,000 Nippon Paint Company, Ltd.                                                            1,181,409
            267,000 Nippon Shinpan Company, Ltd.                                                            425,668
             45,500 Nissin Company, Ltd.                                                                    347,343
            816,300 Nissin Food Products Company, Ltd.                                                   16,456,828
             15,900 Nissin Kogyo Company, Ltd.                                                              378,220
             22,300 Okinawa Electric Power Company, Inc.                                                    506,006
            460,000 Ono Pharmaceutical Company, Ltd.                                                     16,917,756
             17,600 Plenus Company, Ltd.                                                                    690,342
             29,700 Ryosan Company, Ltd.                                                                    350,738
             51,000 Ryoyo Electro Corp.                                                                     467,625
             69,000 Sangetsu Company, Ltd.                                                                1,089,566
            475,600 SEGA Corp. (NON)                                                                     11,413,598
             52,900 Shimachu Company, Ltd.                                                                  910,299
            282,700 Shimano, Inc.                                                                         3,934,669
             63,000 Showa Corp.                                                                             546,833
             43,500 Sumisho Lease Company, Ltd.                                                             659,380
             18,700 Sumitomo Real Estate Sales Company, Ltd.                                                431,417
          1,146,000 Sumitomo Rubber Industries                                                            5,152,408
             89,000 Takuma Company, Ltd.                                                                    671,160
             23,000 Tenma Corp.                                                                             211,278
             17,000 Tokai Rubber Industries, Ltd.                                                           151,573
            145,000 Tokico, Ltd.                                                                            403,627
            418,000 Tokyu Land Corp. (NON)                                                                  550,046
            148,000 Toyo Tire & Rubber Company, Ltd.                                                        252,181
             72,000 Toyota Auto Body Company Ltd.                                                           818,085
             88,000 Tsumura & Co. (NON)                                                                     645,803
             77,000 Yokohama Rubber Company, Ltd. (The)                                                     176,019
                506 Yoshinoya D&C Company, Ltd.                                                             896,331
                                                                                                      -------------
                                                                                                        192,257,893

Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
            795,768 Grupo Aeroportuario del Sureste SA de CV ADR                                          9,620,835

Netherlands (8.1%)
-------------------------------------------------------------------------------------------------------------------
          2,293,600 Buhrmann NV                                                                          16,416,786
            400,041 CSM NV                                                                                9,296,093
            914,383 Equant NV (NON)                                                                       4,482,763
          2,155,239 Hagemeyer NV                                                                         24,196,276
            421,480 Hunter Douglas NV                                                                    11,777,942
             29,200 Internatio-Muller NV                                                                    483,857
             39,400 Koninklijke BAM NBM NV                                                                  724,344
            593,560 Koninklijke Vendex KRB NV                                                             6,169,047
            665,800 Nutreco Holding NV                                                                   14,949,507
          1,067,029 Van der Moolen Holding NV                                                            23,121,505
             32,600 Volker Wessels Stevin NV                                                                703,215
             17,550 Wereldhave NV                                                                           868,993
                                                                                                      -------------
                                                                                                        113,190,328

Norway (2.8%)
-------------------------------------------------------------------------------------------------------------------
              7,300 Bergesen DY ASA Class A                                                                 131,867
          1,933,260 Frontline, Ltd.                                                                      12,197,143
            392,563 Gjensidige NOR Sparebank                                                             12,722,528
             60,500 Hydralift ASA                                                                           338,308
            165,400 Norske Skogindustrier ASA                                                             2,394,618
            807,600 Norske Skogindustrier ASA 144A                                                       11,692,222
                                                                                                      -------------
                                                                                                         39,476,686

Portugal (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,489,200 Vodafone Telecel-Comunicacoes Pessoais SA                                            19,037,153

Singapore (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,819,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                    10,585,825
            854,000 Comfort Group, Ltd.                                                                     356,342
          2,778,000 Datapulse Technology, Ltd.                                                              325,516
            167,000 Elec & Eltek International Company, Ltd.                                                344,020
            152,000 Marco Polo Developments, Ltd.                                                           160,732
                                                                                                      -------------
                                                                                                         11,772,435

South Korea (2.7%)
-------------------------------------------------------------------------------------------------------------------
             33,600 Cheil Industries, Inc.                                                                  445,894
             10,360 CJ39 Shopping                                                                           798,183
              3,000 Daeduck GDS Company, Ltd.                                                                26,209
             43,010 Daewoong Pharmaceutical Corp.                                                           613,713
             19,900 Dong-A Pharmaceutical                                                                   329,487
            589,600 First Technology Co., Ltd.                                                            3,748,292
             19,140 Hanil Cement Manufacturing Co., Ltd.                                                    541,443
            216,000 Hanjin Shipping                                                                       1,027,972
            849,850 Hyundai Heavy Industries (NON)                                                       14,990,282
            638,900 Korea Tobacco & Ginseng Corp.                                                         8,903,881
             46,960 LG Engineering & Construction, Ltd.                                                     535,279
              5,700 LG Home Shopping Inc.                                                                   614,153
            129,100 LG Household & Health Care, Ltd.                                                      4,403,944
             84,000 Poongsan Corp.                                                                          908,561
                                                                                                      -------------
                                                                                                         37,887,293

Spain (2.2%)
-------------------------------------------------------------------------------------------------------------------
            477,561 Abengoa SA                                                                            2,996,791
            576,034 Altadis SA                                                                           12,984,783
            266,235 Prosegur, Companies de Securidad SA                                                   3,080,312
          2,099,100 Sol Melia, SA                                                                        10,290,838
            146,794 Vallehermoso SA                                                                       1,151,452
                                                                                                      -------------
                                                                                                         30,504,176

Sweden (3.6%)
-------------------------------------------------------------------------------------------------------------------
            867,500 Alfa Laval AB (NON)                                                                   7,858,041
            813,709 Autoliv, Inc. (SDR)                                                                  17,733,249
          1,224,400 Billerud                                                                             11,547,620
             37,400 Elekta AB Class B (NON)                                                                 388,599
          2,747,460 Eniro AB                                                                             13,351,255
            327,300 Rottneros AB                                                                            289,501
                                                                                                      -------------
                                                                                                         51,168,265

Switzerland (8.6%)
-------------------------------------------------------------------------------------------------------------------
            114,700 Actelion, Ltd. (NON)                                                                  4,266,556
              4,390 Bucher Industries AG                                                                    503,353
            214,810 Ciba Specialty Chemicals AG                                                          15,393,690
            502,000 Cie Financier Richemont AG                                                            9,453,703
            853,500 Clariant AG                                                                          17,552,480
            470,690 Converium Holding AG (NON)                                                           21,869,937
              3,016 ESEC Holding (NON)                                                                      281,475
              1,230 Forbo Holding AG                                                                        368,975
             97,600 Holcim, Ltd. Class B                                                                 18,152,390
            211,455 Logitech International (NON)                                                          6,935,262
              6,580 Sarna Kunststoff Holding AG                                                             684,274
             34,500 Saurer AG (NON)                                                                         689,954
             24,720 Schindler Holding AG                                                                  4,416,346
              1,027 Sika AG                                                                                 259,814
             76,800 Sulzer AG (NON)                                                                      12,082,395
            116,784 Syngenta AG                                                                           6,473,295
              3,725 Valora Holding AG                                                                       744,950
              9,600 Zellweger Luwa AG                                                                       441,251
                                                                                                      -------------
                                                                                                        120,570,100

Taiwan (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,102,500 ASE Test, Ltd. (NON)                                                                 11,542,725
         19,947,000 Siliconware Precision Industries Co. (NON)                                           11,068,721
                                                                                                      -------------
                                                                                                         22,611,446

United Kingdom (18.1%)
-------------------------------------------------------------------------------------------------------------------
         10,772,500 Aegis Group PLC                                                                      12,330,550
             44,300 AIT Group PLC (NON)                                                                       2,912
             90,000 Alexon Group PLC                                                                        257,542
            116,810 Arcadia Group PLC                                                                       668,522
            282,301 Azlan Group PLC (NON)                                                                   515,263
            154,100 Blacks Leisure Group PLC                                                                566,109
          7,915,900 Bodycote International PLC                                                           17,570,591
          1,410,500 BPB PLC                                                                               6,785,278
            965,400 Cairn Energy PLC (NON)                                                                4,435,044
          1,352,900 Capital Radio PLC                                                                    11,091,128
            238,100 Charter PLC (NON)                                                                       556,123
            121,984 Clinton Cards PLC                                                                       345,293
         23,696,129 Cookson Group PLC (NON)                                                              10,776,026
         16,067,309 Cordiant Communications Group (NON)                                                  13,925,087
            213,400 Davis Service Group PLC                                                               1,118,995
            457,500 Devro PLC                                                                               484,748
             33,700 Dicom Group PLC                                                                         211,115
          1,452,600 Electrocomponents PLC                                                                 6,931,630
         19,209,140 Enodis PLC (NON)                                                                     17,057,168
            275,400 Fenner PLC                                                                              417,469
          3,089,878 Firstgroup PLC                                                                       11,936,610
             24,300 French Connection Group PLC                                                             316,860
          1,650,700 Gallaher Group PLC                                                                   16,851,798
            348,318 George Wimpey PLC                                                                     1,539,559
             81,994 ICAP PLC                                                                              1,100,870
          1,174,700 Informa Group PLC                                                                     2,816,390
             83,153 Intercare Group PLC                                                                     322,839
         20,012,547 Kidde PLC                                                                            20,430,569
             37,900 Kier Group PLC                                                                          345,880
            423,100 London Scottish Bank PLC                                                                786,323
          2,570,700 London Stock Exchange PLC                                                            14,513,709
             54,800 Morgan Sindall PLC                                                                      286,928
             74,000 New Look Group PLC                                                                      281,866
            672,400 NHP PLC (NON)                                                                           769,651
             71,400 Northgate PLC                                                                           494,778
             28,840 Octel Corp.                                                                             657,840
            346,100 Peacock Group PLC                                                                       476,459
            220,039 Persimmon PLC                                                                         1,552,025
          3,386,000 Premier Farnell PLC                                                                  10,213,056
            987,100 Provident Financial PLC                                                               8,550,339
            150,400 Redrow PLC                                                                              663,020
            245,600 RM PLC                                                                                  294,418
            342,800 RPC Group PLC                                                                           848,389
          1,437,100 Senior PLC                                                                              666,872
            307,716 Singer & Friedlander Group                                                              766,320
          3,475,300 Taylor Woodrow PLC                                                                    9,246,022
          2,708,500 Tomkins PLC                                                                          10,138,609
          3,929,600 Trinity Mirror PLC                                                                   23,614,216
          4,409,780 Vodafone Group PLC                                                                    7,059,784
            128,400 Wagon PLC                                                                               339,622
            104,237 Wolverhampton & Dudley Breweries PLC                                                    955,633
                                                                                                      -------------
                                                                                                        254,883,847

United States (1.0%)
-------------------------------------------------------------------------------------------------------------------
             93,912 Gen-Probe, Inc. (NON)                                                                 1,714,833
            738,300 Royal Caribbean Cruises, Ltd.                                                        13,067,910
                                                                                                      -------------
                                                                                                         14,782,743
                                                                                                      -------------
                    Total Common Stocks (cost $1,578,528,888)                                        $1,341,382,447

UNITS (1.0%) (a) (cost $12,737,903)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          2,952,000 Satyam Computer Services, Ltd. 144A Structured
                    Call Warrants (issued by UBS AG), expiration
                    8/2/03 (India)                                                                      $14,662,289

SHORT-TERM INVESTMENTS (10.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $125,666,506 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03% and
                    due dates ranging from September 3, 2002 to
                    October 11, 2002 (d)                                                               $125,609,732
          5,600,000 U.S. Treasury Bond effective yield of 1.805%,
                    December 12, 2002                                                                     5,571,361
         21,732,202 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to
                    1.96% and due dates ranging from September 4, 2002
                    to October 25, 2002 (d)                                                              21,732,202
                                                                                                      -------------
                    Total Short-Term Investments (cost $152,913,295)                                   $152,913,295
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,744,180,086)                                          $1,508,958,031
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $1,404,338,579.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $118,966,101 of securities
on loan (identified cost $1,744,180,086) (Note 1)                            $1,508,958,031
-------------------------------------------------------------------------------------------
Foreign currency (cost $8,471,946)                                                8,458,245
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,077,598
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,613,879
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   22,520,654
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           185,676
-------------------------------------------------------------------------------------------
Total assets                                                                  1,547,814,083

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,853,860
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,825,212
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,540,494
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          488,106
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       37,456
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,470
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              841,119
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                1,413
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              125,609,732
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              275,642
-------------------------------------------------------------------------------------------
Total liabilities                                                               143,475,504
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,404,338,579

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               2,278,557,203
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,191,563
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (640,263,276)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (235,146,911)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,404,338,579

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($751,622,750 divided by 50,103,537 shares)                                          $15.00
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.00)*                              $15.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($478,347,508 divided by 32,701,961 shares)**                                        $14.63
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($102,078,400 divided by 6,904,223 shares)**                                         $14.78
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,903,767 divided by 1,615,962 shares)                                            $14.79
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.79)*                              $15.33
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($48,386,154 divided by 3,214,516 shares)                                            $15.05
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,252,882)                                    $30,301,757
-------------------------------------------------------------------------------------------
Interest                                                                            838,799
-------------------------------------------------------------------------------------------
Securities lending                                                                  546,799
-------------------------------------------------------------------------------------------
Total investment income                                                          31,687,355

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,913,302
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,954,283
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   42,837
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,919
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,054,216
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,281,407
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,117,649
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               218,022
-------------------------------------------------------------------------------------------
Other                                                                             1,792,708
-------------------------------------------------------------------------------------------
Total expenses                                                                   28,402,343
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (965,440)
-------------------------------------------------------------------------------------------
Net expenses                                                                     27,436,903
-------------------------------------------------------------------------------------------
Net investment income                                                             4,250,452
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (133,579,283)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         786,215
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (4,448,423)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                75,590
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (47,856,361)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (185,022,262)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(180,771,810)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended August 31
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $4,250,452            $4,159,269
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (137,241,491)         (471,823,677)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                     (47,780,771)         (512,830,677)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (180,771,810)         (980,495,085)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                             (5,695,391)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (38,825)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (264,104)                   --
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments
   Class A                                                                     --            (2,755,763)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,960,482)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (386,105)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (115,077)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (69,860)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (53,618,052)          110,330,214
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (240,388,182)         (875,452,158)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,644,726,761         2,520,178,919
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $1,191,563 and $1,987,457, respectively)                        $1,404,338,579        $1,644,726,761
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.82       $26.76       $17.28       $12.37       $11.66
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .10          .11          .05         (.01)         .05
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)      (10.00)       10.13         5.33         1.25
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.70)       (9.89)       10.18         5.32         1.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)          --         (.15)        (.14)        (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.55)        (.27)        (.55)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.05)        (.70)        (.41)        (.59)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.00       $16.82       $26.76       $17.28       $12.37
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.17)      (37.00)       59.46        43.98        11.77
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $751,623     $874,525   $1,311,822     $216,735      $95,404
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.54         1.47         1.48         1.78         1.92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .60          .54          .17         (.07)         .35
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.87       203.36       144.34       106.76        89.50
-----------------------------------------------------------------------------------------------------
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.42       $26.31       $17.07       $12.25       $11.60
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.05)        (.15)        (.12)        (.05)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.77)       (9.79)       10.01         5.27         1.25
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.79)       (9.84)        9.86         5.15         1.20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.07)        (.06)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.55)        (.27)        (.55)
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.05)        (.62)        (.33)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.63       $16.42       $26.31       $17.07       $12.25
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.90)      (37.44)       58.24        42.84        10.94
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $478,348     $584,300     $936,798     $171,524      $73,176
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.29         2.22         2.23         2.53         2.67
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.15)        (.23)        (.57)        (.83)        (.43)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.87       203.36       144.34       106.76        89.50
-----------------------------------------------------------------------------------------------------
(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                         Year ended August 31         to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.59       $26.59       $17.27       $16.21
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.04)        (.11)        (.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.78)       (9.91)       10.11         1.07
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.81)       (9.95)       10.00         1.06
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --         (.13)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.55)          --
----------------------------------------------------------------------------------------
Total distributions                       --         (.05)        (.68)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.78       $16.59       $26.59       $17.27
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.91)      (37.46)       58.41         6.54*
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $102,078     $125,787     $170,579       $2,711
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.29         2.22         2.23          .26*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)        (.19)        (.44)        (.14)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.87       203.36       144.34       106.76
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.58       $26.50       $17.15       $12.30       $11.62
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02           --(d)      (.10)        (.08)        (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.79)       (9.87)       10.10         5.28         1.25
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.77)       (9.87)       10.00         5.20         1.23
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.02)          --         (.10)        (.08)          --(d)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.55)        (.27)        (.55)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.02)        (.05)        (.65)        (.35)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.79       $16.58       $26.50       $17.15       $12.30
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.68)      (37.28)       58.79        43.17        11.20
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $23,904      $32,695      $64,164      $18,701       $8,799
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.04         1.97         1.98         2.28         2.42
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .11         (.01)        (.40)        (.58)        (.18)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.87       203.36       144.34       106.76        89.50
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                            For the period
Per-share                                  Year ended        Feb. 1, 2000+
operating performance                       August 31         to August 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.90       $26.81       $26.48
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .15          .18          .15
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.84)      (10.04)         .18
---------------------------------------------------------------------------
Total from
investment operations                  (1.69)       (9.86)         .33
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.16)          --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.16)        (.05)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.05       $16.90       $26.81
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total return at
net asset value  (%)(b)               (10.02)      (36.81)        1.25*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,386      $27,420      $36,815
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.29         1.22          .72*
---------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .87          .85          .51*
---------------------------------------------------------------------------
Portfolio turnover (%)                 90.87       203.36       144.34
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS

August 31, 2002

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $118,966,101. The fund received cash collateral of $125,609,732 which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $608,779,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $65,154,000    August 31, 2009
   543,625,000    August 31, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $21,528,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts and realized and unrealized gains and losses on passive foreign investment companies. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2002, the fund reclassified $951,974 to increase undistributed net investment income with an increase to accumulated net realized losses of $951,974.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	                   $54,011,619
Unrealized depreciation	                  (299,957,558)
Net unrealized
appreciation/depreciation	              (245,945,939)
Undistributed ordinary income	             1,958,910
Capital loss carryforward	              (608,779,161)
                                     ------------------
Total distributable earnings	         $(852,766,190)
                                     ==================
Cost for federal income
tax purposes	                        $1,754,903,970

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2002, the fund's expenses were reduced by $965,440 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,028 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $224,590 and $5,119 from the sale of class A and class M shares, respectively, and received $1,306,429 and $15,988 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received $31,519 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,349,977,842 and $1,434,042,519, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,070,888        $770,020,123
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               328,338           5,171,351
---------------------------------------------------------------------------
                                            48,399,226         775,191,474

Shares repurchased                         (50,274,254)       (801,608,743)
---------------------------------------------------------------------------
Net decrease                                (1,875,028)       $(26,417,269)
---------------------------------------------------------------------------

                                               Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,662,361      $1,421,621,735
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               114,378           2,502,584
---------------------------------------------------------------------------
                                            68,776,739       1,424,124,319

Shares repurchased                         (65,812,956)     (1,348,709,831)
---------------------------------------------------------------------------
Net increase                                 2,963,783         $75,414,488
---------------------------------------------------------------------------

                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,386,301        $119,633,084
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             7,386,301         119,633,084

Shares repurchased                         (10,274,502)       (159,581,462)
---------------------------------------------------------------------------
Net decrease                                (2,888,201)       $(39,948,378)
---------------------------------------------------------------------------

                                               Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,119,118        $256,255,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                79,183           1,699,282
---------------------------------------------------------------------------
                                            12,198,301         257,955,076

Shares repurchased                         (12,215,439)       (245,494,367)
---------------------------------------------------------------------------
Net increase (decrease)                        (17,138)        $12,460,709
---------------------------------------------------------------------------

                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,323,807         $51,426,064
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,323,807          51,426,064

Shares repurchased                          (4,001,520)        (61,164,937)
---------------------------------------------------------------------------
Net decrease                                  (677,713)        $(9,738,873)
---------------------------------------------------------------------------

                                               Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,988,073        $183,570,522
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,693             296,991
---------------------------------------------------------------------------
                                             9,001,766         183,867,513

Shares repurchased                          (7,834,506)       (157,295,580)
---------------------------------------------------------------------------
Net increase                                 1,167,260         $26,571,933
---------------------------------------------------------------------------

                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    631,926         $10,288,299
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,316              36,112
---------------------------------------------------------------------------
                                               634,242          10,324,411

Shares repurchased                            (990,297)        (15,750,559)
---------------------------------------------------------------------------
Net decrease                                  (356,055)        $(5,426,148)
---------------------------------------------------------------------------

                                               Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,748,982         $36,472,154
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,986             107,848
---------------------------------------------------------------------------
                                             1,753,968          36,580,002

Shares repurchased                          (2,203,099)        (46,036,051)
---------------------------------------------------------------------------
Net decrease                                  (449,131)        $(9,456,049)
---------------------------------------------------------------------------

                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,755,698         $79,763,057
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                16,734             264,104
---------------------------------------------------------------------------
                                             4,772,432          80,027,161

Shares repurchased                          (3,180,391)        (52,114,545)
---------------------------------------------------------------------------
Net increase                                 1,592,041         $27,912,616
---------------------------------------------------------------------------

                                               Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,617,468         $32,805,640
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,184              69,860
---------------------------------------------------------------------------
                                             1,620,652          32,875,500

Shares repurchased                          (1,371,277)        (27,536,367)
---------------------------------------------------------------------------
Net increase                                   249,375          $5,339,133
---------------------------------------------------------------------------


Federal tax information
(Unaudited)


For the year ended August 31, 2002, interest and dividends from foreign countries were $34,233,877 or $0.362 per share (for all classes of shares). Taxes paid to foreign countries were $4,252,882 or $0.045 per share (for all classes of shares).

The fund has designated 2.71% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of August 31, 2002,
  there were 109 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam,
  III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC,
  and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.
  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS


Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63),                                                       LLC and Putnam Management
Vice President

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63),                                                      LLC and Putnam Management. Prior to
Vice President                                                   February 1999, Managing Director at
                                                                 J.P. Morgan

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Joseph P. Joseph                   Since 1999                    Managing Director of Putnam Management
(6/4/58),
Vice President

Justin M. Scott                    Since 1995                    Managing Director of Putnam Management
(9/16/57),
Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN011-84009  2AZ/2CI/2CJ  10/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Voyager Fund
Supplement to Annual Report dated 8/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/02

                                                        NAV
1 year                                                -10.02%
5 years                                                46.17
Annual average                                          7.89
Life of fund (since class A inception, 12/28/95)      102.65
Annual average                                         11.16

Share value:                                            NAV
8/31/01                                               $16.90
8/31/02                                               $15.05
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1      $0.1640            --          $0.1640
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
New Value
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Even when the markets are in distress and a negative result is all but inevitable, it is disappointing to have to report a loss in your fund's value. We are in such a position as we bring you this report for Putnam New Value Fund's fiscal year ended August 31, 2002. The value stocks in which the fund invests fared generally better than many other market sectors, but as a group, still posted negative returns for the period.

Your fund's management team faced a seemingly unending series of challenges as the fiscal year rolled out. Stocks plunged, then rallied briefly in the weeks immediately following the terrorist attacks on New York City and Washington, DC. They faltered again in the wake of high-profile corporate accounting scandals and executive improprieties that investors saw as threats to corporate profitability.

In the following report, fund management reviews the prevailing market environment during the period and places the fund's results in the context of this environment. The team also discusses in detail the reasons behind the fund's underperformance. Finally, the team offers its views on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

Major events dragged securities markets lower during Putnam New Value Fund's fiscal year ended August 31, 2002. The September 11 terrorist attacks were followed by high-profile corporate accounting scandals and other controversies, all of which heightened concern about the health of the U.S. economy, corporate profitability, further terrorist attacks, and a possible conflict with Iraq. The bear market continued into its third year, and the major equity indexes had negative returns for the period. Although value stocks fared better than other equities over the past two and a half years, they too were spurned in recent months by investors seeking safer havens. Your fund's class A shares at net asset value underperformed the benchmark Russell 3000 Value Index. The fund performed in line with its peer group, the Lipper Multi-cap Value Funds category. For detailed performance information, see page 6. While it is always disappointing to report a negative return, we believe the fund's deep value strategy can serve an important role in the portfolios of long-term investors.

Total return for 12 months ended 8/31/02

      Class A         Class B          Class C           Class M
    NAV     POP      NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -13.45% -18.43%  -14.15% -18.33%  -14.11% -14.94%  -13.81% -16.85%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND'S VALUE APPROACH HAS BEEN EFFECTIVE IN  MANY ENVIRONMENTS

Putnam always encourages investors to maintain a long-term perspective with regard to their mutual fund investments. The long-term view often gives a more accurate reading of a fund's performance through a variety of market environments. We believe your fund's competitive long-term return, established over a full range of market environments, illustrates the effectiveness of its investment strategy. Putnam New Value Fund delivered positive total returns in the 3- and 5-year periods ended August 31, 2002. Although past performance is no indication of future results, this is a noteworthy accomplishment, considering that this period encompassed part of the greatest bull market of the century -- when value equities lagged significantly -- as well as the start of a protracted bear market in which all equity classes suffered. In some ways, the steady, steep decline in equity valuations during the fund's 2002 fiscal year mirrors the non-stop escalation of stock prices in late 1999 and early 2000. It can be argued that many of today's exceedingly low equity valuations are based not on fundamentals, but rather on pure emotion.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking               10.5%

Conglomerates          6.7%

Oil and gas            6.7%

Financial              6.1%

Retail                 5.7%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.

"[W]e think [Putnam New Value Fund] would be a fine choice for aggressive investors who are willing to wait out prolonged slumps."

-- Laura Pavlenko Lutton, analyst Morningstar.com August 2, 2002

Although the fund's one-year return is negative, we are optimistic that the longer-term outlook will be brighter. We believe the deeply discounted, out-of-favor stocks your fund invests in will recover over time, but we encourage shareholders to be patient. When stock prices are very low, as they are today, it is a time for building positions that can serve the portfolio well when market conditions eventually improve, as we believe they will.

Fund holdings Tyco, Qwest, Rite-Aid, and Sprint illustrate our long-term thinking. None of these stocks (all discussed in the fund's most recent semiannual report) have yet met our expectations. During the past six months, their stock prices have fallen lower. However, our exhaustive research continues to support our conviction that these companies remain viable and represent sound value. Indeed, several have implemented constructive changes that, in our view, make them even more attractive long-term investments with greater potential for appreciation. Where appropriate, we have taken advantage of lower prices and built up the fund's positions in certain companies by trimming or closing out less attractive positions elsewhere.

* CONSERVATIVE INVESTMENTS HAD STRONGER PERFORMANCE

In recent months, equity investments that were perceived to have the least amount of risk enjoyed better relative performance. Consequently, we reined in the fund's risk exposure. The portfolio's top performers were non-controversial blue-chip holdings, including Fortune Brands and Republic Services. These higher-quality stocks have been in the portfolio for some time and both are mid-cap stocks, which fared better than large-caps during the period.

Fund Profile

Putnam New Value Fund seeks capital appreciation by investing in common stocks that are currently undervalued. The fund invests mainly in out-of-favor midsize and large companies that Putnam believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Fortune Brands is a conglomerate manufacturing a wide variety of consumer goods. These include the Jim Beam, Lord Calvert, and Gilbey's liquor brands; plumbing supplies; Titleist and Cobra brand golf products; and many other well-known products. Once considered stodgy, this slow but steadily growing company has recently come into vogue with investors, who now appreciate its solidity. Republic Services ranks third among the nation's waste-management companies and derives most of its revenue collecting waste from commercial, residential, industrial, and municipal customers. It has an extensive network of waste-collection services spanning 22 states. In addition, it owns or operates numerous landfills and transfer stations. This easy-to-understand business enjoys a steady demand for its services. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and our opinion of them may change in the future.

* INVESTMENT STRATEGY SEEKS LONG-TERM REWARDS

The current bear market is well into its third year and high- quality value stocks, which are typically the last to fall, are now being punished. If we use history as our guide, this may signal a market bottom and recovery may finally be on the horizon. While the short-term outlook is not clear, we believe that the long-term prospects for the fund are positive. By taking advantage of today's bargains, we believe the portfolio can benefit from a shift in consumer sentiment to more normal trends.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Tyco International, Ltd.
Bermuda
Conglomerates

Philip Morris Companies, Inc.
Tobacco

Royal Dutch Petroleum Co. PLC ADR
Netherlands
Oil and gas

U.S. Bancorp
Banking

Citigroup, Inc.
Financial

Merck & Company, Inc.
Pharmaceuticals

Berkshire Hathaway, Inc. Class B
Conglomerates

Bank of America Corp.
Banking

Fannie Mae
Financial

CIGNA Corp.
Healthcare services

Footnote reads:
These holdings represent 30.1% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

Throughout the market downturn, we have remained focused on deeply discounted stocks that appear to be poised for positive change. Putnam New Value Fund's investment policy differs from that of Putnam's other value funds in that it focuses on investments in mid- and large-cap value stocks. The portfolio may also accept a greater degree of risk in pursuit of greater rewards. We believe the market now offers more attractive value opportunities meeting the fund's investment criteria than were available six months ago. In coming months, we may incrementally increase the fund's risk exposures, and if appropriate, reduce the number of holdings in order to build larger positions in companies that seem to offer more appreciation potential. As always, we maintain a very high level of analytical effort to monitor the fund's risk exposure and to understand the potential impact of the risks the portfolio assumes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David King (Portfolio Leader), Mike Abata (Portfolio
Member), Deborah Kuenstner, Bartlett Geer, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -13.45% -18.43% -14.15% -18.33% -14.11% -14.94% -13.81% -16.85%
------------------------------------------------------------------------------
5 years          17.08   10.36   12.59   10.93   12.65   12.65   14.16   10.15
Annual average    3.20    1.99    2.40    2.10    2.41    2.41    2.68    1.95
------------------------------------------------------------------------------
Life of fund    124.69  111.74  111.75  111.75  111.82  111.82  116.24  108.68
Annual average   11.15   10.29   10.29   10.29   10.30   10.30   10.59   10.08
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                             Russell 3000             Consumer
                              Value Index            price index
------------------------------------------------------------------------------
1 year                          -12.56%                 1.69%
------------------------------------------------------------------------------
5 years                          20.82                 12.25
Annual average                    3.86                  2.34
------------------------------------------------------------------------------
Life of fund                    145.52                 20.17
Annual average                   12.43                  2.43
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:
The average annualized return for the 479 funds in the Lipper Multi-cap Value Funds category over the 12 months ended 8/31/02 was -13.93%. Over the 5-year and life of fund periods ended 8/31/02, annualized returns for the category were 3.05% and 11.05%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

           Fund's class A        Russell 3000      Consumer price
Date        shares at POP        Value Index           index

1/3/95          9,425               10,000            10,000
8/31/95        11,674               12,471            10,186
8/31/96        14,043               14,588            10,473
8/31/97        18,086               20,321            10,706
8/31/98        15,765               20,794            10,885
8/31/99        20,373               26,769            11,132
8/31/00        21,623               28,051            11,498
8/31/01        24,463               28,079            11,818
8/31/02       $21,174              $24,552           $12,017

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,175 and $21,182, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,624 ($20,868 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             1             1             1
------------------------------------------------------------------------------
Income               $0.096        $0.012        $0.030        $0.030
------------------------------------------------------------------------------
Capital gains
  Long-term           0.265         0.265         0.265         0.265
------------------------------------------------------------------------------
  Short-term          0.095         0.095         0.095         0.095
------------------------------------------------------------------------------
Total                $0.456        $0.372        $0.390        $0.390
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/01          $14.58  $15.47    $14.39        $14.39    $14.48  $15.01
------------------------------------------------------------------------------
8/31/02           12.22   12.97     12.03         12.02     12.14   12.58
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV     POP     NAV     POP     NAV     POP
------------------------------------------------------------------------------
1 year          -16.48% -21.28% -17.14% -21.18% -17.11% -17.92% -16.85% -19.77%
------------------------------------------------------------------------------
5 years          -3.50   -9.04   -7.16   -8.53   -7.10   -7.10   -5.90   -9.18
Annual average   -0.71   -1.88   -1.48   -1.77   -1.46   -1.46   -1.21   -1.91
------------------------------------------------------------------------------
Life of fund     97.48   86.09   86.05   86.05   86.09   86.09   89.88   83.24
Annual average    9.19    8.36    8.35    8.35    8.36    8.36    8.64    8.14
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam New Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the "fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2002



THE FUND'S PORTFOLIO
August 31, 2002

COMMON STOCKS (95.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
            332,800 Boeing Co. (The)                                                                    $12,336,896
            605,700 Rockwell Collins, Inc.                                                               12,871,125
                                                                                                      -------------
                                                                                                         25,208,021

Automotive (1.5%)
-------------------------------------------------------------------------------------------------------------------
            399,000 Lear Corp. (NON)                                                                     18,593,400

Banking (10.5%)
-------------------------------------------------------------------------------------------------------------------
            425,500 Bank of America Corp.                                                                29,819,040
            261,900 Charter One Financial, Inc.                                                           8,826,030
            282,200 Comerica, Inc.                                                                       16,508,700
            183,100 M&T Bank Corp.                                                                       15,709,980
          1,041,900 Sovereign Bancorp, Inc.                                                              15,961,908
          1,810,300 U.S. Bancorp                                                                         38,903,347
                                                                                                      -------------
                                                                                                        125,729,005

Beverage (1.1%)
-------------------------------------------------------------------------------------------------------------------
            452,900 Pepsi Bottling Group, Inc. (The)                                                     13,224,680

Chemicals (3.6%)
-------------------------------------------------------------------------------------------------------------------
            387,100 Avery Dennison Corp.                                                                 24,433,752
          1,177,900 Hercules, Inc. (NON)                                                                 12,367,950
            198,300 Rohm & Haas Co.                                                                       7,216,137
                                                                                                      -------------
                                                                                                         44,017,839

Coal (1.4%)
-------------------------------------------------------------------------------------------------------------------
            574,500 Arch Coal, Inc.                                                                      10,513,350
            250,375 Peabody Energy Corp.                                                                  6,412,104
                                                                                                      -------------
                                                                                                         16,925,454

Computers (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,022,737 Hewlett-Packard Co.                                                                  27,165,358

Conglomerates (6.7%)
-------------------------------------------------------------------------------------------------------------------
             12,730 Berkshire Hathaway, Inc. Class B (NON)                                               31,061,200
          3,163,400 Tyco International, Ltd. (Bermuda)                                                   49,633,746
                                                                                                      -------------
                                                                                                         80,694,946

Consumer Finance (2.1%)
-------------------------------------------------------------------------------------------------------------------
            209,800 Capital One Financial Corp.                                                           7,483,566
            318,700 Household International, Inc.                                                        11,508,257
          1,041,900 Providian Financial Corp. (NON)                                                       5,917,992
                                                                                                      -------------
                                                                                                         24,909,815

Consumer Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------
            305,300 Fortune Brands, Inc.                                                                 16,019,091

Containers (0.7%)
-------------------------------------------------------------------------------------------------------------------
            712,000 Owens-Illinois, Inc. (NON)                                                            8,330,400

Electric Utilities (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,499,200 Edison International (NON)                                                           17,960,416
            206,900 Entergy Corp.                                                                         8,729,111
            434,100 FirstEnergy Corp.                                                                    14,325,300
                                                                                                      -------------
                                                                                                         41,014,827

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
            856,700 Motorola, Inc.                                                                       10,280,400

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            382,000 BJ Services Co. (NON)                                                                11,651,000

Financial (6.1%)
-------------------------------------------------------------------------------------------------------------------
            400,800 CIT Group, Inc. (NON)                                                                 8,717,400
          1,089,700 Citigroup, Inc.                                                                      35,687,675
            383,700 Fannie Mae                                                                           29,076,786
                                                                                                      -------------
                                                                                                         73,481,861

Health Care Services (3.0%)
-------------------------------------------------------------------------------------------------------------------
            331,400 CIGNA Corp.                                                                          28,208,768
          2,193,800 Service Corp. International (NON)                                                     8,160,936
                                                                                                      -------------
                                                                                                         36,369,704

Insurance (3.3%)
-------------------------------------------------------------------------------------------------------------------
            688,800 ACE, Ltd. (Bermuda)                                                                  21,910,728
             47,079 Travelers Property Casualty Corp. Class A (NON)                                         740,082
             96,727 Travelers Property Casualty Corp. Class B (NON)                                       1,575,683
            214,200 XL Capital, Ltd. Class A (Bermuda)                                                   15,767,262
                                                                                                      -------------
                                                                                                         39,993,755

Investment Banking/Brokerage (1.9%)
-------------------------------------------------------------------------------------------------------------------
            547,000 JPMorgan Chase & Co.                                                                 14,440,800
            154,800 Lehman Brothers Holdings, Inc.                                                        8,825,148
                                                                                                      -------------
                                                                                                         23,265,948

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
            424,300 Royal Caribbean Cruises, Ltd.                                                         7,510,110

Machinery (0.9%)
-------------------------------------------------------------------------------------------------------------------
            296,700 Ingersoll-Rand Co. Class A (Bermuda)                                                 11,141,085

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            308,200 Dover Corp.                                                                           8,854,586

Media (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,879,800 Liberty Media Corp. Class A (NON)                                                    24,075,128

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            275,800 Phelps Dodge Corp. (NON)                                                              8,911,098

Natural Gas Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,203,900 Dynegy, Inc. Class A (NON)                                                            4,584,112
            979,700 El Paso Corp.                                                                        16,566,727
                                                                                                      -------------
                                                                                                         21,150,839

Oil & Gas (6.7%)
-------------------------------------------------------------------------------------------------------------------
            664,300 Exxon Mobil Corp.                                                                    23,549,435
            997,100 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      45,068,920
            364,700 Unocal Corp.                                                                         12,060,629
                                                                                                      -------------
                                                                                                         80,678,984

Paper & Forest Products (2.2%)
-------------------------------------------------------------------------------------------------------------------
            535,400 Boise Cascade Corp.                                                                  14,482,570
            848,000 Smurfit-Stone Container Corp. (NON)                                                  11,888,960
                                                                                                      -------------
                                                                                                         26,371,530

Pharmaceuticals (3.6%)
-------------------------------------------------------------------------------------------------------------------
            622,300 Merck & Company, Inc.                                                                31,438,596
            536,900 Schering-Plough Corp.                                                                12,391,652
                                                                                                      -------------
                                                                                                         43,830,248

Photography/Imaging (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,468,700 Xerox Corp. (NON)                                                                    24,315,587

Railroads (2.9%)
-------------------------------------------------------------------------------------------------------------------
            549,900 Norfolk Southern Corp.                                                               11,509,407
            389,300 Union Pacific Corp.                                                                  23,572,115
                                                                                                      -------------
                                                                                                         35,081,522

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
            345,900 Boston Properties, Inc. (R)                                                          13,102,692

Regional Bells (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,016,200 Qwest Communications International, Inc. (NON)                                        6,552,650
            931,900 SBC Communications, Inc.                                                             23,055,206
                                                                                                      -------------
                                                                                                         29,607,856

Restaurants (1.4%)
-------------------------------------------------------------------------------------------------------------------
            674,400 Darden Restaurants, Inc.                                                             17,284,872

Retail (5.7%)
-------------------------------------------------------------------------------------------------------------------
            327,000 Federated Department Stores, Inc. (NON)                                              11,739,300
          1,340,000 JC Penney Company, Inc.                                                              23,262,400
            609,200 Limited, Inc. (The)                                                                   9,314,668
          5,672,700 Rite Aid Corp. (NON)                                                                 11,912,670
            887,600 Staples, Inc. (NON)                                                                  12,337,640
                                                                                                      -------------
                                                                                                         68,566,678

Software (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,049,000 Computer Associates International, Inc.                                              11,748,800

Telecommunications (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,853,700 Sprint Corp. (FON Group)                                                             21,502,920

Tobacco (3.7%)
-------------------------------------------------------------------------------------------------------------------
            903,000 Philip Morris Companies, Inc.                                                        45,149,999

Waste Management (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,204,000 Republic Services, Inc. (NON)                                                        24,802,400
                                                                                                     --------------
                    Total Common Stocks (cost $1,284,426,482)                                        $1,160,562,438

CONVERTIBLE BONDS AND NOTES (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $24,300,000 Elan Finance Corp., Ltd. cv. LYON (liquid yield option note) zero %,
                    2018 (Bermuda)                                                                       $8,413,875
          5,500,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  3,286,250
          5,360,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               4,475,600
         12,400,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 7,037,000
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $19,164,651)                                $23,212,725

CONVERTIBLE PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             13,550 Hercules Trust II 6 1/2s cum. cv. pfd.                                               $7,696,400
            107,000 Xerox Corp. 144A $7.50 cv. pfd.                                                       5,202,875
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $12,908,617)                               $12,899,275

SHORT-TERM INVESTMENTS (4.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $46,222,603 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03% and due dates ranging from
                    September 3, 2002 to October 11, 2002 (d)                                           $46,201,720
         12,989,503 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96% and due dates ranging
                    from September 4, 2002 to October 25, 2002 (d)                                       12,989,503
                                                                                                     --------------
                    Total Short-Term Investments (cost $59,191,223)                                     $59,191,223
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,375,690,973)                                          $1,255,865,661
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,209,745,542.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $33,768,840 of securities
on loan (identified cost $1,375,690,973) (Note 1)                            $1,255,865,661
-------------------------------------------------------------------------------------------
Cash                                                                                 10,015
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,098,312
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,916,443
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,655,685
-------------------------------------------------------------------------------------------
Total assets                                                                  1,262,546,116

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,140,450
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,434,391
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,012,364
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          152,510
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        57,996
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,317
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              696,442
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               46,201,720
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              102,384
-------------------------------------------------------------------------------------------
Total liabilities                                                                52,800,574
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,209,745,542

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               1,369,245,590
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      4,206,772
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (43,881,508)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (119,825,312)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,209,745,542

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($633,088,315 divided by 51,825,467 shares)                                          $12.22
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.22)*                              $12.97
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($457,302,998 divided by 38,002,645 shares)**                                        $12.03
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($32,446,052 divided by 2,699,937 shares)**                                          $12.02
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,609,722 divided by 2,933,997 shares)                                            $12.14
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.14)*                              $12.58
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($51,298,455 divided by 4,193,742 shares)                                            $12.23
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $2,060,643
-------------------------------------------------------------------------------------------
Dividends                                                                        23,854,756
-------------------------------------------------------------------------------------------
Securities lending                                                                   71,224
-------------------------------------------------------------------------------------------
Total investment income                                                          25,986,623

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,358,889
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,859,940
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    56,925
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,347
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,625,145
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,675,720
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               362,116
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               321,007
-------------------------------------------------------------------------------------------
Other                                                                               968,781
-------------------------------------------------------------------------------------------
Total expenses                                                                   19,254,870
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (178,450)
-------------------------------------------------------------------------------------------
Net expenses                                                                     19,076,420
-------------------------------------------------------------------------------------------
Net investment income                                                             6,910,203
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                               (31,919,607)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (206,692)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (180,236,896)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (212,363,195)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(205,452,992)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended August 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $6,910,203            $7,003,492
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (32,126,299)           49,592,300
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (180,236,896)           24,885,476
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (205,452,992)           81,481,268
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,116,495)           (5,780,734)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (507,987)           (2,653,257)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (77,258)             (124,933)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (93,107)             (315,843)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (277,835)                   --
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (4,073,615)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                             (4,021,565)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (244,651)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                               (294,840)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (207,829)                   --
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                            (11,363,240)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                            (11,218,051)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (682,446)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                               (822,448)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (579,734)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     156,850,265           545,138,843
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (87,183,828)          617,745,344

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,296,929,370           679,184,026
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,206,772 and $2,717,378, respectively)                 $1,209,745,542        $1,296,929,370
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.58       $13.08       $13.98       $12.01       $14.63
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .12          .16          .16          .15          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.02)        1.55          .49         3.27        (1.89)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.90)        1.71          .65         3.42        (1.76)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.21)        (.16)        (.13)        (.12)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.21)       (1.55)       (1.45)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.22       $14.58       $13.08       $13.98       $12.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.45)       13.14         6.13        29.23       (12.83)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $633,088     $605,706     $331,658     $400,555     $350,430
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09         1.11         1.15         1.09         1.16
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .86         1.10         1.32         1.04          .89
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.12        69.71        82.68        87.23       135.56
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.39       $12.92       $13.80       $11.87       $14.49
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .05          .07          .04          .02
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.01)        1.53          .49         3.23        (1.86)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.99)        1.58          .56         3.27        (1.84)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.11)        (.05)        (.02)        (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.11)       (1.44)       (1.34)        (.78)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.03       $14.39       $12.92       $13.80       $11.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.15)       12.27         5.36        28.14       (13.48)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $457,303     $583,543     $314,364     $423,948     $355,743
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84         1.86         1.90         1.84         1.91
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .12          .34          .57          .29          .14
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.12        69.71        82.68        87.23       135.56
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 July 26,1999+
operating performance                       Year ended August 31          to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.39       $12.97       $13.97       $15.04
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .04          .08         (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.00)        1.55          .46        (1.05)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.98)        1.59          .54        (1.07)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.17)        (.15)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)          --
----------------------------------------------------------------------------------------
Total distributions                     (.39)        (.17)       (1.54)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.02       $14.39       $12.97       $13.97
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.11)       12.33         5.22        (7.12)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,446      $33,093       $6,470         $561
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84         1.86         1.90          .19*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .11          .26          .62         (.18)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.12        69.71        82.68        87.23
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.48       $13.00       $13.88       $11.93       $14.55
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .09          .10          .08          .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.00)        1.53          .49         3.24        (1.87)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.95)        1.62          .59         3.32        (1.81)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.14)        (.08)        (.05)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --        (1.39)       (1.32)        (.74)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.14)       (1.47)       (1.37)        (.81)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.14       $14.48       $13.00       $13.88       $11.93
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.81)       12.53         5.62        28.46       (13.25)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,610      $46,055      $26,692      $37,367      $36,079
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.59         1.61         1.65         1.59         1.66
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .37          .60          .81          .54          .39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.12        69.71        82.68        87.23       135.56
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended   July 3, 2001+
operating performance                August 31   to August 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.59       $15.49
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a)                .15          .02
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.02)        (.92)
--------------------------------------------------------------
Total from
investment operations                  (1.87)        (.90)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.13)          --
--------------------------------------------------------------
From net realized gain
on investments                          (.36)          --
--------------------------------------------------------------
Total distributions                     (.49)          --
--------------------------------------------------------------
Net asset value,
end of period                         $12.23       $14.59
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.25)       (5.81)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $51,298      $28,533
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84          .14*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.08          .16*
--------------------------------------------------------------
Portfolio turnover (%)                 68.12        69.71
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are undervalued by the market at the time of purchase.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $33,768,840. The fund received cash collateral of $46,201,720 which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At August 31, 2002, the fund had a capital loss carryover of approximately $6,219,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on August 31, 2010. Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $8,223,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, realized gains and losses on certain futures contracts and market discount. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2002, the fund reclassified $348,127 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $348,127.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                        $92,681,273
Unrealized depreciation                       (241,762,710)
                                     ---------------------
Net unrealized depreciation                   (149,081,437)
Undistributed ordinary income                    4,057,915
Capital loss carryforward                       (6,219,447)
                                     ---------------------
Total distributable earnings                 $(151,242,969)
                                     =====================

Cost for federal income
tax purposes                                $1,404,947,098

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2002 the fund's expenses were reduced by $178,450 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,816 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $353,720 and $7,230 from the sale of class A and class M shares, respectively, and received $1,039,819 and $8,071 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received $12,047 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,021,761,747 and $892,910,481, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,132,178        $426,620,793
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,331,883          18,579,764
---------------------------------------------------------------------------
                                            32,464,061         445,200,557

Shares repurchased                         (22,182,120)       (296,487,348)
---------------------------------------------------------------------------
Net increase                                10,281,941        $148,713,209
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,879,077        $447,549,443
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               401,117           5,547,085
---------------------------------------------------------------------------
                                            31,280,194         453,096,528

Shares repurchased                         (15,101,169)       (218,803,117)
---------------------------------------------------------------------------
Net increase                                16,179,025        $234,293,411
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,228,349        $273,612,913
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,030,890          14,257,196
---------------------------------------------------------------------------
                                            21,259,239         287,870,109

Shares repurchased                         (23,797,008)       (314,653,066)
---------------------------------------------------------------------------
Net decrease                                (2,537,769)       $(26,782,957)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,235,301        $393,909,895
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               178,607           2,452,304
---------------------------------------------------------------------------
                                            27,413,908         396,362,199

Shares repurchased                         (11,207,977)       (158,117,696)
---------------------------------------------------------------------------
Net increase                                16,205,931        $238,244,503
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,642,269         $22,264,234
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                59,773             824,859
---------------------------------------------------------------------------
                                             1,702,042          23,089,093

Shares repurchased                          (1,302,344)        (17,011,599)
---------------------------------------------------------------------------
Net increase                                   399,698          $6,077,494
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,364,422         $34,178,871
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,145             111,835
---------------------------------------------------------------------------
                                             2,372,567          34,290,706

Shares repurchased                            (571,020)         (8,270,508)
---------------------------------------------------------------------------
Net increase                                 1,801,547         $26,020,198
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,257,726         $17,154,106
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                84,267           1,171,321
---------------------------------------------------------------------------
                                             1,341,993          18,325,427

Shares repurchased                          (1,588,294)        (20,977,740)
---------------------------------------------------------------------------
Net decrease                                  (246,301)        $(2,652,313)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,215,332         $31,898,020
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                21,891             301,873
---------------------------------------------------------------------------
                                             2,237,223          32,199,893

Shares repurchased                          (1,110,553)        (15,745,219)
---------------------------------------------------------------------------
Net increase                                 1,126,670         $16,454,674
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,895         $45,659,866
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,426           1,065,398
---------------------------------------------------------------------------
                                             3,380,321          46,725,264

Shares repurchased                          (1,142,061)        (15,230,432)
---------------------------------------------------------------------------
Net increase                                 2,238,260         $31,494,832
---------------------------------------------------------------------------

                                               For the period July 3, 2001
                                           (commencement of operations) to
                                                           August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,070,942         $31,846,496
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,070,942          31,846,496

Shares repurchased                            (115,460)         (1,720,439)
---------------------------------------------------------------------------
Net increase                                 1,955,482         $30,126,057
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of August 31, 2002, there were 109 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Deborah F. Kuenstner               Since 2000                    Managing Director of Putnam
(7/9/58),                                                        Management. Prior to March 1997,
Vice President                                                   Senior Portfolio Manager, Dupont Pension
                                                                 Fund Investment.

David L. King                      Since 1995                    Managing Director of Putnam Management
(12/8/56),
Vice President

Michael J. Abata                   Since 2002                    Senior Vice President of Putnam
(7/2/68),                                                        Management
Vice President
---------------------------------------------------------------------------------------------------------------
*The address of each Officer is One Post Office Square, Boston, MA 02109.



PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President

Michael J. Abata
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN025-84013  274/2BF/2BG  10/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Value Fund
Supplement to Annual Report dated 8/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/02

                                                        NAV

1 year                                                -13.25%
5 years                                                17.43
Annual average                                          3.27
Life of fund (since class A inception, 1/3/95)        125.37
Annual average                                         11.19

Share value:                                            NAV
8/31/01                                               $14.59
8/31/02                                               $12.23
----------------------------------------------------------------------------
Distributions:     No.     Income        Capital gains         Total
                                     Short-term  Long-term
                    1     $0.1270     $0.0950     $0.2650     $0.4870
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
International Blend
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

8-31-02

[SCALE LOGO OMITTED]


The fund is managed by the Putnam International Growth and Putnam International Value teams.The members of the Putnam International Growth Team are Stephen Dexter (Portfolio Leader), Nathan Eigerman (Portfolio Member), Peter Hadden, and Omid Kamshad. The members of the Putnam International Value Team are Pamela Holding (Portfolio Leader), Omid Kamshad, and George Stairs.

The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 8/31/02. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 2/28/03.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
August 31, 2002 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,523 WPP Group PLC (United Kingdom)                                                          $11,214

Airlines (1.8%)
-------------------------------------------------------------------------------------------------------------------
                967 Air France (France)                                                                      12,971
              1,507 Deutsche Lufthansa AG (Germany) (NON)                                                    19,076
              8,732 Qantas Airways, Ltd. (Australia)                                                         20,104
              2,000 Singapore Airlines, Ltd. (Singapore)                                                     13,261
                                                                                                      -------------
                                                                                                             65,412

Automotive (4.6%)
-------------------------------------------------------------------------------------------------------------------
              1,042 Bayerische Motoren Werke (BMW) AG (Germany)                                              39,233
                262 DaimlerChrysler AG (Germany)                                                             11,278
              1,100 Denso Corp. (Japan)                                                                      17,491
              2,000 Fuji Heavy Industries (Japan)                                                             7,912
                400 Honda Motor Co., Ltd. (Japan)                                                            16,938
              4,000 Nissan Motor Co., Ltd. (Japan)                                                           29,220
                299 Peugeot SA (France)                                                                      13,374
                 33 Porsche AG - Pfd. (Germany)                                                              15,402
                600 Toyota Motor Corp. (Japan)                                                               14,854
                                                                                                      -------------
                                                                                                            165,702

Banking (11.5%)
-------------------------------------------------------------------------------------------------------------------
                600 ABN AMRO Holdings NV (Netherlands)                                                        9,778
                400 Alliance & Leicester PLC (United Kingdom)                                                 5,386
              1,295 Allied Irish Banks PLC (Ireland)                                                         16,761
              1,125 Australia & New Zealand Banking Group, Ltd. (Australia)                                  11,749
                346 Bank of Montreal (Canada)                                                                 8,296
                481 Bank of Nova Scotia (Canada)                                                             14,494
              1,924 Barclays PLC (United Kingdom)                                                            13,809
                390 BNP Paribas SA (France)                                                                  18,187
              1,025 Bradford & Bingley PLC (United Kingdom)                                                   5,058
                325 Canadian Imperial Bank of Commerce (Canada)                                               8,991
                540 Commonwealth Bank of Australia (Australia)                                                9,182
                455 Danske Bank A/S (Denmark)                                                                 7,994
              3,000 DBS Group Holdings, Ltd. (Singapore)                                                     20,406
                 82 Erste Bank der Oesterreichischen Sparkassen AG (Austria)                                  5,493
              9,004 Grupo Financiero BBVA Bancomer SA de CV (Mexico) (NON)                                    7,154
              4,770 HSBC Holdings PLC (United Kingdom)                                                       54,267
                660 Irish Life & Permanent PLC (Ireland)                                                      8,542
                282 KBC Bancassurance Holdings (Belgium)                                                     10,192
                200 Kookmin Bank (South Korea)                                                                9,352
              2,815 Lloyds TSB Group PLC (United Kingdom)                                                    24,340
              1,000 National Bank of Canada (Canada)                                                         18,874
              3,784 Northern Rock PLC (United Kingdom)                                                       42,259
                379 Royal Bank of Scotland Group PLC (United Kingdom)                                         9,046
              1,862 Sanpaolo IMI SpA (Italy)                                                                 15,464
                517 Societe Generale (France)                                                                30,643
                763 Suncorp-Metway, Ltd. (Australia)                                                          5,270
              3,081 Westpac Banking Corp. (Australia)                                                        25,659
                                                                                                      -------------
                                                                                                            416,646

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
                427 Compagnie de Saint Gobain (France)                                                       12,770

Beverage (2.4%)
-------------------------------------------------------------------------------------------------------------------
                567 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                    7,938
              2,310 Diageo PLC (United Kingdom)                                                              27,942
                 92 Heineken NV (Netherlands)                                                                 3,740
                843 Molson, Inc. Class A (Canada)                                                            16,024
              2,425 SABMiller PLC (United Kingdom)                                                           17,105
              1,636 Six Continents PLC (United Kingdom)                                                      15,361
                                                                                                      -------------
                                                                                                             88,110

Broadcasting (0.9%)
-------------------------------------------------------------------------------------------------------------------
              9,458 Granada PLC (United Kingdom)                                                             11,704
              2,454 Mediaset SpA (Italy)                                                                     16,915
                248 Societe Television Francaise I (France)                                                   5,055
                                                                                                      -------------
                                                                                                             33,674

Building Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Asahi Glass Co., Ltd. (Japan)                                                            12,079
              4,483 CSR, Ltd. (Australia)                                                                    16,223
                                                                                                      -------------
                                                                                                             28,302

Chemicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
                420 Akzo-Nobel NV (Netherlands)                                                              15,657
                203 BASF AG (Germany)                                                                         8,390
                215 Ciba Specialty Chemicals AG (Switzerland)                                                15,407
                588 Henkel KGaA (Germany)                                                                    34,880
                133 Solvay SA (Belgium)                                                                       9,200
                                                                                                      -------------
                                                                                                             83,534

Commercial and Consumer Services (3.2%)
-------------------------------------------------------------------------------------------------------------------
                171 Adecco SA (Switzerland)                                                                   7,478
              3,343 Amadeus Global Travel Distribution SA Class A (Spain)                                    18,192
              5,744 Autostrade SpA (Italy)                                                                   49,224
              6,635 Hays PLC (United Kingdom)                                                                13,727
              2,930 Rentokil Initial PLC (United Kingdom)                                                    10,798
              2,000 Toppan Printing Co., Ltd. (Japan)                                                        17,984
                                                                                                      -------------
                                                                                                            117,403

Communications Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
              2,654 Nokia OYJ (Finland)                                                                      35,443

Computers (1.6%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Fujitsu, Ltd. (Japan)                                                                    21,594
              3,000 Mitsubishi Electric Corp. (Japan) (NON)                                                  10,375
              2,000 Sharp Corp. (Japan)                                                                      21,257
              1,065 Wanadoo (France) (NON)                                                                    5,002
                                                                                                      -------------
                                                                                                             58,228

Conglomerates (1.2%)
-------------------------------------------------------------------------------------------------------------------
             10,289 Brambles Industries PLC (United Kingdom)                                                 37,361
                420 Vivendi Universal SA (France)                                                             5,271
                                                                                                      -------------
                                                                                                             42,632

Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
                600 CRH PLC (Ireland)                                                                         8,560
                 92 Holcim, Ltd. Class B (Switzerland)                                                       17,111
                107 Lafarge SA (France)                                                                       9,899
                                                                                                      -------------
                                                                                                             35,570

Consumer Cyclicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Matsushita Electric Industrial Co. (Japan)                                               12,037
              1,100 Sony Corp. (Japan)                                                                       47,971
                120 Swatch Group AG (The) Class B (Switzerland)                                               8,939
                                                                                                      -------------
                                                                                                             68,947

Consumer Finance (0.8%)
-------------------------------------------------------------------------------------------------------------------
                400 Acom Co., Ltd. (Japan)                                                                   23,585
                 80 Takefuji Corp. (Japan)                                                                    5,459
                                                                                                      -------------
                                                                                                             29,044

Consumer Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------
              1,000 KAO Corp. (Japan)                                                                        22,902
                300 Reckitt Benckiser PLC (United Kingdom)                                                    5,550
              2,346 Unilever PLC (United Kingdom)                                                            21,374
                                                                                                      -------------
                                                                                                             49,826

Electric Utilities (3.1%)
-------------------------------------------------------------------------------------------------------------------
                600 Chubu Electric Power, Inc. (Japan)                                                       11,236
                830 E.On AG (Germany)                                                                        42,563
                 68 Electrabel SA (Belgium)                                                                  15,748
              3,000 Hong Kong Electric Holdings, Ltd. (Hong Kong)                                            11,692
                400 Korea Electric Power Corp. (South Korea)                                                  7,006
              1,604 Scottish and Southern Energy PLC (United Kingdom)                                        16,623
                600 Tohoku Electric Power Co., Inc. (Japan)                                                   8,569
                                                                                                      -------------
                                                                                                            113,437

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
              2,525 ABB, Ltd. (Switzerland) (NON)                                                            13,802

Electronics (4.2%)
-------------------------------------------------------------------------------------------------------------------
              6,200 Dixons Group PLC (United Kingdom)                                                        15,728
                600 Flextronics International, Ltd. (Singapore) (NON)                                         5,682
                300 Fuji Soft ABC, Inc. (Japan)                                                               9,135
                200 Hirose Electric Co., Ltd. (Japan)                                                        15,183
              1,200 Hitachi Chemical Co., Ltd. (Japan)                                                       10,254
                100 Murata Manufacturing Co., Ltd. (Japan)                                                    5,668
                100 Rohm Co., Ltd. (Japan)                                                                   13,648
                 70 Samsung Electronics Co., Ltd. (South Korea)                                              19,278
                503 STMicroelectronics NV (Switzerland)                                                      10,160
              1,604 Thomson Multimedia SA (France) (NON)                                                     31,848
             18,400 United Microelectronics Corp. (Taiwan) (NON)                                             15,100
                                                                                                      -------------
                                                                                                            151,684

Engineering & Construction (0.7%)
-------------------------------------------------------------------------------------------------------------------
              1,625 Saipem SpA (Italy)                                                                        9,910
                256 Vinci SA (France)                                                                        15,575
                                                                                                      -------------
                                                                                                             25,485

Financial (1.0%)
-------------------------------------------------------------------------------------------------------------------
                600 Dexia (Belgium)                                                                           7,919
                300 Orix Corp. (Japan)                                                                       21,333
              1,085 Sampo OYJ Class A (Finland)                                                               7,617
                                                                                                      -------------
                                                                                                             36,869

Food (2.9%)
-------------------------------------------------------------------------------------------------------------------
                715 CSM NV (Netherlands)                                                                     16,615
                262 Nestle SA (Switzerland)                                                                  56,239
              3,400 Parmalat Finanziaria SpA (Italy)                                                          9,868
              2,337 Tate & Lyle PLC (United Kingdom)                                                         13,267
              2,200 Tesco PLC (United Kingdom)                                                                7,197
                                                                                                      -------------
                                                                                                            103,186

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------------------------------------------
              1,025 Electrolux AB Class B (Sweden)                                                           17,641

Insurance (6.9%)
-------------------------------------------------------------------------------------------------------------------
                560 ACE, Ltd. (Bermuda)                                                                      17,814
                107 Allianz AG (Germany)                                                                     13,628
                439 Canada Life Financial Corp. (Canada)                                                      9,105
                210 Converium Holding AG (Switzerland) (NON)                                                  9,757
              1,040 Fortis (Belgium) (NON)                                                                   18,691
              2,851 ING Groep NV (Netherlands)                                                               62,226
                  2 Millea Holdings, Inc. (Japan) (NON)                                                      16,229
              2,000 Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                               9,970
                 88 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                                  15,747
                249 Swiss Reinsurance Co. (Switzerland)                                                      17,595
                985 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                       31,018
                168 XL Capital, Ltd. Class A (Bermuda)                                                       12,366
              2,000 Yasuda Fire & Marine Insurance Company, Ltd. (The) (Japan)                               12,046
                 45 Zurich Financial Services AG (Switzerland)                                                4,455
                                                                                                      -------------
                                                                                                            250,647

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,700 3i Group PLC (United Kingdom)                                                            15,133
                586 Banca Fideuram SpA (Italy)                                                                2,959
                660 Credit Suisse Group (Switzerland)                                                        15,355
              1,000 Daiwa Securities Group, Inc. (Japan)                                                      5,196
                  3 Investors Group, Inc. (Canada)                                                               50
              1,000 Nomura Securities Co., Ltd. (Japan)                                                      13,184
                 60 UBS AG (Switzerland)                                                                      2,828
                                                                                                      -------------
                                                                                                             54,705

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
                369 Accor SA (France)                                                                        12,844

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
                368 Atlas Copco AB Class B (Sweden)                                                           7,334

Manufacturing (0.5%)
-------------------------------------------------------------------------------------------------------------------
                640 ThyssenKrupp AG (Germany)                                                                 8,409
              1,034 Wolseley PLC (United Kingdom)                                                             9,420
                                                                                                      -------------
                                                                                                             17,829

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
                 16 Synthes-Stratec, Inc. (Switzerland)                                                       8,757

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,522 Arcelor (Luxembourg) (NON)                                                               18,505
              3,936 BHP Billiton PLC (United Kingdom)                                                        18,569
                500 Inco, Ltd. (Canada) (NON)                                                                 9,040
                120 Pohang Iron & Steel Co., Ltd. (South Korea)                                              10,783
                 90 Rio Tinto, Ltd. (Australia)                                                               1,627
                                                                                                      -------------
                                                                                                             58,524

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Tokyo Gas Co., Ltd. (Japan)                                                              14,256

Oil & Gas (11.2%)
-------------------------------------------------------------------------------------------------------------------
             11,951 BP PLC (United Kingdom)                                                                  92,521
                506 Canadian Natural Resources (Canada)                                                      16,772
                320 EnCana Corp. (Canada)                                                                     9,392
                969 ENI SpA (Italy)                                                                          14,670
                926 Nexen, Inc. (Canada)                                                                     23,361
                716 Norsk Hydro ASA (Norway)                                                                 30,432
                475 Petro-Canada (Canada)                                                                    14,026
                962 Petroleo Brasileiro SA ADR (Brazil)                                                      15,344
              1,075 Royal Dutch Petroleum Co. (Netherlands)                                                  48,486
              7,804 Shell Transport & Trading Co. PLC (United Kingdom)                                       52,329
              5,475 Statoil ASA (Norway)                                                                     46,541
                397 Talisman Energy, Inc. (Canada)                                                           16,485
                161 TotalFinaElf SA Class B (France)                                                         22,953
                                                                                                      -------------
                                                                                                            403,312

Paper & Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------------
                480 Aracruz Celulose SA ADR (Brazil)                                                          8,496
                650 Svenska Cellulosa AB SCA Class B (Sweden)                                                22,201
                                                                                                      -------------
                                                                                                             30,697

Pharmaceuticals (9.5%)
-------------------------------------------------------------------------------------------------------------------
                426 AstraZeneca PLC (United Kingdom)                                                         12,006
                210 Aventis SA (France)                                                                      12,365
              2,000 Daiichi Pharmaceutical Co., Ltd. (Japan)                                                 32,307
              1,000 Eisai Co., Ltd. (Japan)                                                                  25,981
              1,598 GlaxoSmithKline PLC (United Kingdom)                                                     30,057
              1,923 Novartis AG (Switzerland)                                                                78,069
                 66 Roche Holding AG (Switzerland)                                                            4,741
              1,000 Sankyo Co., Ltd. (Japan)                                                                 13,505
                517 Sanofi-Synthelabo SA (France)                                                            30,998
                646 Schering AG (Germany)                                                                    35,787
              1,000 Takeda Chemical Industries, Ltd. (Japan)                                                 42,261
              1,700 Terumo Corp. (Japan)                                                                     24,579
                                                                                                      -------------
                                                                                                            342,656

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Konica Corp. (Japan)                                                                      6,242
              1,000 Olympus Optical Co., Ltd. (Japan)                                                        14,264
                                                                                                      -------------
                                                                                                             20,506

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
                438 Daily Mail and General Trust Class A (United Kingdom)                                     3,814
                370 Quebecor World, Inc. (Canada)                                                             9,441
                                                                                                      -------------
                                                                                                             13,255

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
                200 Canadian National Railway Co. (Canada)                                                    8,720
                  2 East Japan Railway Co. (Japan)                                                            9,616
                                                                                                      -------------
                                                                                                             18,336

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
                300 Westfield Holdings, Ltd. (Australia)                                                      2,221

Retail (2.5%)
-------------------------------------------------------------------------------------------------------------------
              1,183 GUS PLC (United Kingdom)                                                                  9,168
                577 Hennes & Mauritz AB Class B (Sweden)                                                     10,607
              1,068 Kingfisher Leisure PLC (United Kingdom)                                                   3,515
                300 Lawson, Inc. (Japan)                                                                      9,237
                404 Loblaw Companies, Ltd. (Canada)                                                          15,499
              2,827 Next PLC (United Kingdom)                                                                36,863
              4,500 Signet Group PLC (United Kingdom)                                                         5,847
                                                                                                      -------------
                                                                                                             90,736

Shipping (0.9%)
-------------------------------------------------------------------------------------------------------------------
                860 Exel PLC (United Kingdom)                                                                 9,817
              4,000 Mitsui O.S.K Lines, Ltd. (Japan)                                                          7,929
              3,000 Nippon Express Co., Ltd. (Japan)                                                         13,943
                                                                                                      -------------
                                                                                                             31,689

Software (0.3%)
-------------------------------------------------------------------------------------------------------------------
              3,594 Misys PLC (United Kingdom)                                                               12,564

Telecommunications (8.4%)
-------------------------------------------------------------------------------------------------------------------
              3,579 BT Group PLC (United Kingdom)                                                            11,072
              3,000 China Mobile, Ltd. (Hong Kong) (NON)                                                      8,289
                  6 Japan Telecom Co., Ltd. (Japan)                                                          17,764
                801 KT Corp. ADR (South Korea)                                                               18,190
                 10 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                       39,307
                  8 NTT DoCoMo, Inc. (Japan)                                                                 17,004
              4,228 Portugal Telecom SGPS SA (Portugal)                                                      27,318
                153 Swisscom AG (Switzerland)                                                                40,643
                410 TDC A/S (Denmark)                                                                        11,021
             12,909 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                         30,510
              1,172 Telecom Italia Mobile SpA (Italy)                                                         5,446
                345 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                               10,221
             40,634 Vodafone Group PLC (United Kingdom)                                                      65,052
                                                                                                      -------------
                                                                                                            301,837

Tire & Rubber (0.2%)
-------------------------------------------------------------------------------------------------------------------
                205 Michelin Corp. Class B (France)                                                           7,337

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,975 BAT Industries PLC (United Kingdom)                                                      22,943
                  2 Japan Tobacco, Inc. (Japan)                                                              13,581
                                                                                                      -------------
                                                                                                             36,524

Transportation Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
                306 TPG NV (Netherlands)                                                                      6,034
                                                                                                      -------------
                    Total Common Stocks (cost $3,782,056)                                                $3,547,161

WARRANTS (0.3%) (a) (NON) (cost $10,196)                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                243 Korea Telecom Corp. 144A (Korea)                                      11/15/02          $11,059

SHORT-TERM INVESTMENTS (1.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $50,677 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96% and due dates ranging from
                    September 4, 2002 to October 25, 2002 (d)                                               $50,677
             10,148 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03% and due dates ranging from
                    September 3, 2002 to October 11, 2002 (d)                                                10,143
                                                                                                      -------------
                    Total Short-Term Investments (cost $60,820)                                             $60,820
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,853,072)                                                  $3,619,040
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,606,978.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2002: (as percentage of Market Value)

               Australia                2.5%
               Belgium                  1.7
               Canada                   5.5
               Finland                  1.2
               France                   6.8
               Germany                  6.8
               Italy                    3.4
               Japan                   20.3
               Netherlands              4.5
               Norway                   2.1
               Singapore                1.1
               South Korea              1.8
               Sweden                   1.6
               Switzerland              8.6
               United Kingdom          22.7
               United States            1.7
               Other                    7.7
                                      -----
               Total                  100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,015 of securities on loan
(identified cost $3,853,072) (Note 1)                                            $3,619,040
-------------------------------------------------------------------------------------------
Foreign currency (cost $19,192)                                                      18,897
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            14,403
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  513
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       47,442
-------------------------------------------------------------------------------------------
Total assets                                                                      3,700,295

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      2,531
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     55,904
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,094
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              744
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           589
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   10,143
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               20,309
-------------------------------------------------------------------------------------------
Total liabilities                                                                    93,317
-------------------------------------------------------------------------------------------
Net assets                                                                       $3,606,978

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   4,285,162
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         25,447
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                     (469,612)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (234,019)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                      $3,606,978

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,606,978 divided by 506,278 shares)                                                $7.12
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.12)*                                $7.55
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,541)                                            $53,174
-------------------------------------------------------------------------------------------
Interest                                                                                752
-------------------------------------------------------------------------------------------
Total investment income                                                              53,926

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     19,732
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,028
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,004
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 159
-------------------------------------------------------------------------------------------
Auditing                                                                             15,231
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               4,444
-------------------------------------------------------------------------------------------
Legal                                                                                 3,970
-------------------------------------------------------------------------------------------
Other                                                                                   308
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (19,286)
-------------------------------------------------------------------------------------------
Total expenses                                                                       28,610
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (171)
-------------------------------------------------------------------------------------------
Net expenses                                                                         28,439
-------------------------------------------------------------------------------------------
Net investment income                                                                25,487
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                  (163,115)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (38)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                            454
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                        (99,351)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (262,050)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(236,563)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the period
                                                                                         March 30, 2001
                                                                                          (commencement
                                                                 Six months ended     of operations) to
                                                                 August 31, 2002*     February 28, 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                     $25,487               $19,142
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (163,153)             (302,405)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                              (98,897)             (135,122)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (236,563)             (418,385)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income                                                     --               (31,377)
-------------------------------------------------------------------------------------------------------
From return of capital                                                         --                (3,312)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          55,512               241,103
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (181,051)             (211,971)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                            3,788,029             4,000,000
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $25,447 and distributions in excess of net investment income
of $40, respectively)                                                  $3,606,978            $3,788,029
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------
                                    Six months
                                       ended      For the period
Per-share                            August 31   March 30, 2001+
operating performance               (Unaudited)   to February 28
----------------------------------------------------------------
                                        2002         2002
----------------------------------------------------------------
Net asset value,
beginning of period                    $7.59        $8.50
----------------------------------------------------------------
Investment operations:
----------------------------------------------------------------
Net investment income (a)(b)             .05          .04
----------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.52)        (.88)
----------------------------------------------------------------
Total from
investment operations                   (.47)        (.84)
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net
investment income                         --         (.06)
----------------------------------------------------------------
From return
of capital                                --         (.01)
----------------------------------------------------------------
Total distributions                       --         (.07)
----------------------------------------------------------------
Net asset value,
end of period                          $7.12        $7.59
----------------------------------------------------------------
Total return at
net asset value (%)(c)                 (6.19)*      (9.89)*
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,607       $3,788
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)             .73*        1.33*
----------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .65*         .48*
----------------------------------------------------------------
Portfolio turnover (%)                 59.39*      116.79*
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of
    0.50% and 0.71% based on average net assets per class A share for the period ended August 31, 2002, and February 28, 2002, respectively. (Note
    2)

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam International Blend Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by companies outside the United States. Current income is a secondary objective.

The fund offers class A shares, which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $10,015. The fund received cash collateral of $10,143 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2002, the fund had a capital loss carryover of approximately $148,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on February 28, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2003 approximately $110,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $3,901,540, resulting in gross unrealized appreciation and depreciation of $101,644 and $384,144, respectively, or net unrealized depreciation of $282,500.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized offering costs The offering costs of $2,000 have been fully amortized on a straight line basis over a twelve month period as of August 31, 2002. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees. Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended August 31, 2002, the fund's expenses were reduced by $171 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the six months ended August 31, 2002, Putnam Retail Management, acting as underwriter received no monies from the sale of shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the period ended August 31, 2002, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,334,076 and $2,271,799, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  For the six months ended
                                                           August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     21,416            $167,947
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                21,416             167,947

Shares repurchased                             (14,251)           (112,435)
---------------------------------------------------------------------------
Net increase                                     7,165             $55,512
---------------------------------------------------------------------------

                                             For the period March 30, 2001
                                           (commencement of operations) to
                                                         February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     30,874            $261,418
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,523              34,689
---------------------------------------------------------------------------
                                                35,397             296,107

Shares repurchased                              (6,872)            (55,004)
---------------------------------------------------------------------------
Net increase                                    28,525            $241,103
---------------------------------------------------------------------------

Note 5
Initial capitalization
and offering of shares

The trust was established as a Massachusetts business trust on October 1, 1994. During the period October 1, 1994 to March 30, 2001, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $4,000,000 and the issuance of 470,588 shares to Putnam Investments, LLC on March 29, 2001.

At August 31, 2002 Putnam Investments, LLC owned 474,883 class A shares of the fund (93.8% of class A shares outstanding), valued at $3,381,167.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Justin M. Scott
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Blend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

84021  2UO  10/02



Putnam
Small Cap
Value Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

[GRAPHIC OMITTED: MORTAR & PESTAL]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Even when the markets are in distress and a negative result is all but inevitable, it is disappointing to have to report a loss in your fund's value. We are in such a position as we bring you this report for Putnam Small Cap Value Fund's semiannual period ended August 31, 2002. The undervalued stocks of the smaller companies in which the fund invests fared generally better than many other market sectors, but as a group, still posted negative returns for the period.

Your fund's management team faced a seemingly unending series of challenges as the fiscal year rolled out. Stocks plunged, then rallied briefly in the weeks immediately following the terrorist attacks on New York City and Washington, DC. They faltered again in the wake of high-profile corporate accounting scandals and executive improprieties that investors saw as threats to corporate profitability.

In the following report, fund management reviews the prevailing market environment during the period and places the fund's results in the context of this environment. The team also discusses in detail the reasons behind the fund's underperformance. Finally, the team offers its views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Small- and Mid-Cap Value Team

Small-cap value equities, which had remained remarkably buoyant during much of the market's prolonged downturn, finally succumbed to pressure and declined during the first half of Putnam Small Cap Value Fund's fiscal year, which ended August 31, 2002. All major domestic equity indexes had negative returns for the period. Although economic indicators were encouraging at times, corporate accounting scandals and news of executive malfeasance surfaced with such disturbing frequency that investors were reluctant to re-enter the equities market, and in fact, fled to the relative safety of fixed-income investments. The continuing war on terror and the possibility of a conflict with Iraq contributed to an air of uncertainty that equity investors found unpalatable. In this negative environment, conservative investment strategies were most effective. As a result of our having taken an incrementally higher degree of risk in pursuit of a higher return, the fund underperformed both its benchmark, the Russell 2000 Value Index, and the average for the Lipper Small Cap Value Funds category. Naturally, we are disappointed to report a negative return, yet we are confident that the fund's value orientation can buffer downside risk and help reduce the overall volatility of a diversified portfolio.

Total return for 6 months ended 8/31/02

      Class A          Class B          Class C           Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -11.79%  -16.84%  -12.10% -16.50%  -12.16% -13.04%  -11.97%  -15.07%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking            10.4%

Insurance           6.7%

Retail              6.3%

Chemicals           4.8%

Oil and gas         4.6%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.

* MORE CONSERVATIVE INVESTMENTS WORKED BEST

Despite the fund's disappointing results overall, there were a number of holdings that proved rewarding during this period. The strongest contributors to fund performance were stocks of stable companies offering basic products and services. Fund holding Dial Corporation, maker of Dial soap, exemplifies the type of company investors favored -- those with easy-to-comprehend business models, healthy balance sheets, and sustainable cash flows. The list of Dial's leading brands reads like a who's who of the consumer products category: Pure & Natural, Tone, Breck, Purex, Trend, Borateem, Sta-Flo, Renuzit air freshener products, Armour-Star Vienna brand sausages, and Cream brand corn starch. Dial Corporation sells its products in over 50 countries. In recent months, new management came aboard, trimmed underperforming brands, and put the company up for sale in an effort to stay competitive. Solid, reputable products and an impeccable balance sheet have made this company especially attractive in uncertain times. We continue to hold the stock, which we believe offers further appreciation potential.

Like Dial Corporation, Omnicare, Inc. appears to have a sustainable demand for its products. The company provides prescription drugs to nursing homes, long-term care facilities, and retirement centers in over 40 states. As an ever-increasing portion of the U.S. population reaches old age, the need for Omnicare's pharmacy and other services is likely to grow steadily. The company also offers computerized billing, recordkeeping, and evaluation of drug therapies and medical devices. It assists pharmaceutical and biotech companies with their research and development. We purchased the stock when its price was quite low, and it was among the fund's best performers during the period. We continue to hold the position.

You may recall that in the fund's most recent annual report, we discussed compelling value opportunities offered up by the technology sector earlier this year. Technology stocks had fallen to such low valuations that we bought aggressively and increased the fund's exposure to that sector. A number of these stocks had not produced the returns we had hoped for as of midyear, but we are still confident they have the potential to improve when businesses eventually increase their capital spending. The timing of such a rebound cannot be known, but we believe the fund is well positioned to benefit when it occurs. Although some of the fund's technology holdings had lackluster results, Inter-tel was the exception. This company manufactures phones and provides telephone-related services including long-distance, video- conferencing, voice-mail, and automated voice-response systems. It produces software that enables personal computers to behave like phones, an area of development known as computer-telephony integration (CTI). It also leases equipment, designs networks, and performs maintenance. The company has virtually no debt, and was priced very attractively when we first purchased shares. The stock price has significantly increased in value during the period. As this report was being written, we saw potential for additional growth and were maintaining the fund's position. While this stock, as well as others mentioned in this report, may have been viewed favorably as of the end of the reporting period, all are subject to review in accordance with the fund's investment policy, and may change in the future.

Fund Profile

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization companies. The fund pursues its objective by identifying high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

* BROAD-BASED DECLINE AFFECTED ALL SECTORS

In anticipation of economic recovery, we had positioned the fund slightly more aggressively than its benchmark as the period began. With valuable insights from Putnam's extensive research organization, we were comfortable investing in companies that we believe offer a higher potential reward over time. These included companies with somewhat more complex business models and those with temporary difficulties. However, as the prolonged bear market continued, equities that lost value far outnumbered winners, and stocks that carried even a marginally higher element of risk underperformed. Among the top detractors to fund performance for the period were Metris Companies, Sierra Pacific Resources, and General Cable Corporation.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Omnicare, Inc.
Health-care services

Crompton Corp.
Chemicals

Ikon Office Solutions, Inc.
Photography/Imaging

Fremont General Corp.
Insurance

PolyOne Corp.
Chemicals

Dial Corp.
Consumer goods

Walter Industries, Inc.
Conglomerates

Sierra Pacific Resources
Electric utilities

Claire's Stores, Inc.
Retail

Ruddick Corp.
Retail

Footnote reads:
These holdings represent 11.0% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

Metris Companies, Inc. issues credit cards to moderate-income, higher-risk borrowers. The company generates revenues by also offering fee-based add-on services, such as life insurance, credit protection, and extended warranty plans. We purchased shares of Metris at a low price that we believed offered compelling value. However, as the economy weakened and an increasing number of customers defaulted on their loans, share prices fell lower still. When it appeared that the company's resources were not sufficient to overcome this setback, we closed out our position.

Sierra Pacific Resources is an electric utility company servicing thousands of customers in Nevada and California. Through its subsidiaries, it also offers natural gas and telecommunications services, and is involved in energy production and real estate as well. In the midst of last year's energy crisis, Sierra Pacific Resources had to pay exorbitant prices for energy. It was widely anticipated that the company would be able to recoup some of those costs through price increases. This year, however, regulators dealt Sierra a severe blow by not approving higher pricing. Investors expressed their concern by selling shares, which drove Sierra's stock price lower. We have kept it in the fund's portfolio, and believe that, in time, the stock price may recover.

"One reason to believe the [small-cap] run will continue is that small-caps (defined as stocks with a market cap of less than $1.4 billion) typically do better than large caps coming out of recessions. Their earnings tend to respond more quickly to changes in the economy, and as recovery takes hold and banks loosen their purse strings, small companies benefit from increased access to financing."

-- Bloomberg Personal Finance, September 2002

General Cable Corporation manufactures a rather large variety of cable products for industrial and consumer applications, including telecommunications, electrical, and specialty cables for construction and mining. In the economic downturn, telecommunications companies have been particularly hard-hit, and as a result, their orders for copper cable have diminished substantially. General Cable has suffered a direct hit to its revenue stream, and its share price faltered as well. We believe the problem is a temporary one, and that the company will benefit when the economy strengthens, so we continue to hold shares.

* SEEKING TO IMPROVE PORTFOLIO QUALITY

Bear markets have historically lasted for about three years. Two and a half years into this downturn, it is impossible to know when markets will improve. It is perhaps easier to argue that we are approaching a market bottom because the last holdout among equity asset classes -- in this case small-cap value equities -- now also has fallen into negative territory. The broad declines have presented us with many more attractive stocks than were available just six months ago. We are taking advantage of opportunities to buy stocks of higher-quality companies with simple business models, stronger balance sheets, and brighter prospects. In every industry, we are trying to identify the companies most likely to survive and rebound strongly. We continue to monitor the fund's risk exposures and will accept additional risk only when we believe the potential rewards make such a strategy attractive. As always, we operate within a strict risk budget, adhere to the fund's investment policy, and strive to outperform the benchmark. We believe that Putnam Small Cap Value Fund can play a supporting role in a diversified portfolio in all market environments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Edward Shadek (Portfolio Leader), Eric Harthun (Portfolio Member), Thomas Hoey, Francis Perfetuo, and James Polk.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A         Class B        Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)       (7/26/99)       (3/29/00)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -11.79% -16.84% -12.10% -16.50% -12.16% -13.04% -11.97% -15.07%
------------------------------------------------------------------------------
1 year          -10.23  -15.40  -10.91  -15.27  -10.97  -11.84  -10.66  -13.79
------------------------------------------------------------------------------
Life of fund     47.76   39.24   44.32   41.32   44.09   44.09   45.41   40.32
Annual average   12.23   10.28   11.45   10.76   11.40   11.40   11.70   10.53
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                                Russell 2000            Consumer
                                 Value Index           price index
------------------------------------------------------------------------------
6 months                          -10.82%                 1.40%
------------------------------------------------------------------------------
1 year                             -5.60                  1.69
------------------------------------------------------------------------------
Life of fund                       36.39                  9.33
Annual average                      9.60                  2.64
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:        NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
2/28/02           $13.83  $14.67   $13.55        $13.57     $13.70  $14.20
------------------------------------------------------------------------------
8/31/02            12.20   12.94    11.91         11.92      12.06   12.50
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)       (7/26/99)       (3/29/00)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -26.54% -30.75% -26.77% -30.43% -26.80% -27.53% -26.67% -29.24%
------------------------------------------------------------------------------
1 year           -4.58  -10.04   -5.18   -9.82   -5.26   -6.19   -5.04   -8.33
------------------------------------------------------------------------------
Life of fund     36.14   28.29   32.93   29.93   32.73   32.73   33.96   29.27
Annual average    9.31    7.45    8.56    7.85    8.51    8.51    8.80    7.69
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
August 31, 2002 (Unaudited)

COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
            273,400 Cross Media Marketing Corp. (NON)                                                      $388,228
            354,090 Cross Media Marketing Corp. (Private) (NON)                                             502,808
                                                                                                      -------------
                                                                                                            891,036

Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,092,600 AAR Corp.                                                                             6,774,120
            154,800 Heico Corp.                                                                           1,704,348
             15,400 Heico Corp. Class A                                                                     133,056
            460,300 Innovative Solutions & Support, Inc. (NON)                                            3,410,823
            240,300 Teledyne Technologies, Inc. (NON)                                                     4,277,340
            107,800 United Defense Industries, Inc. (NON)                                                 2,420,110
                                                                                                      -------------
                                                                                                         18,719,797

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            397,100 Airtran Holdings, Inc. (NON)                                                          1,377,937
             59,600 Atlantic Coast Airlines, Inc. (NON)                                                     737,848
                                                                                                      -------------
                                                                                                          2,115,785

Automotive (1.8%)
-------------------------------------------------------------------------------------------------------------------
             55,300 BorgWarner, Inc.                                                                      3,331,272
            128,500 Carlisle Companies, Inc.                                                              5,756,800
             89,300 CLARCOR, Inc.                                                                         2,741,510
            119,800 CSK Auto Corp. (NON)                                                                  1,515,470
            498,600 Tower Automotive, Inc. (NON)                                                          3,973,842
             89,300 Tower Automotive, Inc. (Private) (NON)                                                  711,721
                                                                                                      -------------
                                                                                                         18,030,615

Banking (10.4%)
-------------------------------------------------------------------------------------------------------------------
            272,300 AMCORE Financial, Inc.                                                                6,219,332
            518,400 BankAtlantic Bancorp, Inc. Class A                                                    5,313,600
            577,365 Brookline Bancorp, Inc.                                                               7,222,836
                 20 Centennial Bancorp                                                                          165
             88,600 Citizens Banking Corp.                                                                2,301,828
            297,400 Commercial Federal Corp.                                                              7,583,700
            168,600 Community First Bankshares                                                            4,589,292
            143,350 Downey Financial Corp.                                                                5,937,557
            141,400 East West Bancorp, Inc.                                                               5,125,750
             65,400 First Community Bancorp                                                               2,060,100
            226,000 Flagstar Bancorp, Inc.                                                                5,186,700
            122,900 Greater Bay Bancorp                                                                   3,097,080
            184,000 Hudson United Bancorp                                                                 5,313,920
             69,700 Irwin Financial Corp.                                                                 1,268,540
            300,340 Provident Bankshares Corp.                                                            6,904,817
            205,460 Republic Bancorp, Inc.                                                                2,783,983
            414,900 Sovereign Bancorp, Inc.                                                               6,356,268
            359,100 Sterling Bancshares, Inc.                                                             5,027,400
            119,500 W Holding Co., Inc.                                                                   2,292,010
            298,890 Washington Federal, Inc.                                                              7,663,540
            214,300 Webster Financial Corp.                                                               8,173,402
             63,400 Wintrust Financial Corp.                                                              2,028,800
                                                                                                      -------------
                                                                                                        102,450,620

Basic Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------
             91,300 Ameron International Corp.                                                            4,496,525

Beverage (0.7%)
-------------------------------------------------------------------------------------------------------------------
            239,400 Constellation Brands, Inc. Class A (NON)                                              6,801,354

Broadcasting (0.7%)
-------------------------------------------------------------------------------------------------------------------
            513,100 Sinclair Broadcast Group, Inc. (NON)                                                  6,480,453

Building Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------
            686,980 Apogee Enterprises, Inc.                                                              8,236,890

Chemicals (4.8%)
-------------------------------------------------------------------------------------------------------------------
          1,152,300 Crompton Corp.                                                                       12,848,145
            241,800 Ferro Corp.                                                                           6,323,070
            166,400 H.B. Fuller Co.                                                                       4,484,480
            258,100 Mississippi Chemical Corp. (NON)                                                        322,625
          1,311,000 Omnova Solutions, Inc. (NON)                                                          6,948,300
          1,040,800 PolyOne Corp.                                                                         9,731,480
            428,200 RPM, Inc.                                                                             6,542,896
                                                                                                      -------------
                                                                                                         47,200,996

Commercial and Consumer Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            178,800 1-800 Contacts, Inc. (NON)                                                            1,832,700
            128,000 Banta Corp.                                                                           4,805,120
            288,200 ePlus, Inc. (NON)                                                                     1,913,360
            419,000 Hall, Kinion & Associates, Inc. (NON)                                                 2,095,000
            293,300 John H. Harland Co.                                                                   7,684,460
            656,600 MPS Group, Inc. (NON)                                                                 3,512,810
            157,300 RemedyTemp, Inc. Class A (NON)                                                        1,886,027
                                                                                                      -------------
                                                                                                         23,729,477

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            102,537 Communications Systems, Inc. (NON)                                                      656,237
            348,400 Inter-Tel, Inc.                                                                       8,284,952
            247,300 Performance Technologies, Inc. (NON)                                                    890,280
            325,700 Turnstone Systems, Inc. (NON)                                                           918,474
                                                                                                      -------------
                                                                                                         10,749,943

Computers (1.4%)
-------------------------------------------------------------------------------------------------------------------
            202,100 Anixter International, Inc. (NON)                                                     4,759,455
            230,700 Mentor Graphics Corp. (NON)                                                           1,637,970
            290,500 MSC.Software Corp. (NON)                                                              3,050,250
             28,900 Pomeroy Computer Resources, Inc. (NON)                                                  342,176
            392,100 Symbol Technologies, Inc.                                                             3,575,952
                                                                                                      -------------
                                                                                                         13,365,803

Conglomerates (2.2%)
-------------------------------------------------------------------------------------------------------------------
            137,300 AMETEK, Inc.                                                                          4,723,120
            638,800 GenCorp, Inc.                                                                         6,930,980
            741,200 Walter Industries, Inc.                                                               9,561,480
                                                                                                      -------------
                                                                                                         21,215,580

Consumer Goods (2.7%)
-------------------------------------------------------------------------------------------------------------------
            260,400 American Greetings Corp. Class A (NON)                                                4,348,680
            475,600 Dial Corp. (The)                                                                      9,611,876
            132,800 Lancaster Colony Corp.                                                                5,470,032
            188,400 Rayovac Corp. (NON)                                                                   2,562,240
            258,800 Tupperware Corp.                                                                      4,720,512
                                                                                                      -------------
                                                                                                         26,713,340

Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            180,700 Arbitron, Inc. (NON)                                                                  5,963,100
             59,200 United Rentals, Inc. (NON)                                                              914,640
                                                                                                      -------------
                                                                                                          6,877,740

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
            316,800 Fleming Companies, Inc.                                                               3,199,680

Electric Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------
            534,100 Northwestern Corp.                                                                    6,809,775
          1,267,500 Sierra Pacific Resources                                                              9,379,500
                                                                                                      -------------
                                                                                                         16,189,275

Electrical Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            154,300 CompuDyne Corp. (Private) (NON)                                                       1,448,877
            213,800 Lincoln Electric Holdings, Inc.                                                       5,197,478
             84,100 Thomas & Betts Corp. (NON)                                                            1,358,215
                                                                                                      -------------
                                                                                                          8,004,570

Electronics (3.2%)
-------------------------------------------------------------------------------------------------------------------
            280,700 Avnet, Inc. (NON)                                                                     4,345,236
            249,000 Belden, Inc.                                                                          4,160,790
          1,031,100 General Cable Corp.                                                                   4,351,242
             97,600 Park Electrochemical Corp.                                                            2,088,640
            716,600 Pioneer-Standard Electronics, Inc.                                                    7,101,506
            329,000 Robotic Vision Systems, Inc. (NON)                                                      164,500
          2,953,489 Robotic Vision Systems, Inc. (Private) (NON) (AFF)                                    1,476,745
            174,900 Silicon Storage Technology, Inc. (NON)                                                  946,209
            806,300 X-Rite, Inc.                                                                          6,410,085
                                                                                                      -------------
                                                                                                         31,044,953

Energy (1.9%)
-------------------------------------------------------------------------------------------------------------------
            319,500 Global Industries, Ltd. (NON)                                                         1,559,160
            201,500 GulfMark Offshore, Inc. (NON)                                                         3,356,990
            120,500 Hydril Co. (NON)                                                                      3,283,625
            165,800 National-Oilwell, Inc. (NON)                                                          3,136,936
            313,400 Newpark Resources, Inc. (NON)                                                         1,291,208
            191,000 Pride International, Inc. (NON)                                                       2,555,580
            119,300 Varco International, Inc. (NON)                                                       2,103,259
            107,900 Veritas DGC, Inc. (NON)                                                               1,397,305
                                                                                                      -------------
                                                                                                         18,684,063

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
             99,000 Texas Industries, Inc.                                                                2,782,890

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            213,000 AMC Entertainment, Inc. (NON)                                                         1,831,800
             55,600 Regal Entertainment Group Class A (NON)                                                 975,780
                                                                                                      -------------
                                                                                                          2,807,580

Financial (1.5%)
-------------------------------------------------------------------------------------------------------------------
            353,500 Advanta Corp. Class B                                                                 2,955,260
            164,900 New Century Financial Corp. (Private) (NON)                                           5,069,026
            475,600 Saxon Capital, Inc. (NON)                                                             6,705,960
                                                                                                      -------------
                                                                                                         14,730,246

Food (1.6%)
-------------------------------------------------------------------------------------------------------------------
            364,700 Bunge, Ltd.                                                                           7,804,580
            383,200 International Multifoods Corp. (NON)                                                  7,989,720
                                                                                                      -------------
                                                                                                         15,794,300

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            216,900 GTECH Holdings Corp. (NON)                                                            4,153,635

Health Care Services (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,210,600 Britesmile, Inc. (NON)                                                                1,646,416
            301,652 Britesmile, Inc. (Private) (NON)                                                        410,247
            654,000 Omnicare, Inc.                                                                       14,564,580
            512,300 PSS World Medical, Inc. (NON)                                                         3,657,822
            859,200 Stewart Enterprises, Inc. Class A (NON)                                               3,892,176
            231,600 Sunrise Assisted Living, Inc. (NON)                                                   5,882,640
                                                                                                      -------------
                                                                                                         30,053,881

Homebuilding (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,516,600 Fleetwood Enterprises, Inc. (NON)                                                     7,355,510
            280,500 Getty Realty Corp.                                                                    5,225,715
             48,200 Meritage Corp. (NON)                                                                  1,731,344
                                                                                                      -------------
                                                                                                         14,312,569

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------------------------------------------
            172,600 Furniture Brands International, Inc. (NON)                                            4,358,150

Insurance (6.7%)
-------------------------------------------------------------------------------------------------------------------
            262,383 AmerUs Group Co.                                                                      8,393,632
            879,800 Ceres Group, Inc. (NON)                                                               2,023,540
            110,300 FBL Financial Group, Inc. Class A                                                     2,128,790
          2,258,800 Fremont General Corp.                                                                11,858,700
            177,700 Hub International, Ltd. (Canada)                                                      2,727,695
            217,750 Landamerica Financial Group, Inc.                                                     7,882,550
            162,200 Philadelphia Consolidated Holding Corp. (NON)                                         5,874,884
            349,300 Presidential Life Corp.                                                               5,588,800
            148,300 Stancorp Financial Group                                                              8,112,010
            154,300 State Auto Financial Corp.                                                            2,345,360
          1,423,500 Trenwick Group, Ltd. (Bermuda)                                                        6,049,875
             70,800 W.R. Berkley Corp.                                                                    2,383,128
                                                                                                      -------------
                                                                                                         65,368,964

Leisure (0.4%)
-------------------------------------------------------------------------------------------------------------------
            149,700 Brunswick Corp.                                                                       3,660,165

Machinery (2.2%)
-------------------------------------------------------------------------------------------------------------------
            316,435 DT Industries, Inc. (NON)                                                             1,072,715
            728,900 DT Industries, Inc. (Private) (acquired 6/20/02, cost $2,332,480) (NON) (RES)
                    (AFF)                                                                              2,223,874
            131,600 Gardner Denver, Inc. (NON)                                                            2,632,000
            724,400 Milacron, Inc.                                                                        4,962,140
            149,000 MSC Industrial Direct Co., Inc. Class A (NON)                                         1,934,020
            226,200 Regal-Beloit Corp.                                                                    4,410,900
             84,000 Toro Co. (The)                                                                        4,683,000
                                                                                                      -------------
                                                                                                         21,918,649

Manufacturing (2.5%)
-------------------------------------------------------------------------------------------------------------------
            350,200 Kaman Corp.                                                                           3,929,244
            160,600 Pentair, Inc.                                                                         6,976,464
            176,200 Tennant Co.                                                                           6,572,260
            225,900 York International Corp.                                                              7,206,210
                                                                                                      -------------
                                                                                                         24,684,178

Medical Technology (3.7%)
-------------------------------------------------------------------------------------------------------------------
            108,150 Arrow International, Inc.                                                             3,785,250
            109,800 Conmed Corp. (NON)                                                                    2,088,396
            222,400 Datascope Corp.                                                                       6,527,440
            110,200 Haemonetics Corp. (NON)                                                               3,026,092
            227,100 Mentor Corp.                                                                          7,507,926
            971,900 Meridian Bioscience, Inc. (AFF)                                                       6,317,350
            171,600 Serologicals Corp. (NON)                                                              2,054,052
            168,000 Vital Signs, Inc.                                                                     5,166,000
                                                                                                      -------------
                                                                                                         36,472,506

Metals (1.8%)
-------------------------------------------------------------------------------------------------------------------
            221,300 Carpenter Technology Corp.                                                            4,611,892
            104,000 Quanex Corp.                                                                          4,212,000
             80,900 Reliance Steel & Aluminum Co.                                                         1,957,780
            167,600 Steel Dynamics, Inc. (NON)                                                            2,026,284
            323,100 United States Steel Corp.                                                             4,436,163
                                                                                                      -------------
                                                                                                         17,244,119

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
            144,200 Energen Corp.                                                                         3,822,742

Office Equipment & Supplies (1.5%)
-------------------------------------------------------------------------------------------------------------------
            114,200 Falcon Products, Inc.                                                                   496,770
            240,800 Standard Register Co. (The)                                                           6,128,360
            449,600 Wallace Computer Services, Inc.                                                       8,326,592
                                                                                                      -------------
                                                                                                         14,951,722

Oil & Gas (4.2%)
-------------------------------------------------------------------------------------------------------------------
             56,900 Exco Resources, Inc. (NON)                                                              910,400
            391,600 Magnum Hunter Resources, Inc. (NON)                                                   2,220,372
             86,800 Newfield Exploration Co. (NON)                                                        2,942,520
             89,325 Premcor, Inc. (NON)                                                                   1,708,787
             84,900 Quicksilver Resources, Inc. (NON)                                                     1,655,550
          1,479,200 Range Resources Corp. (NON)                                                           7,898,928
            269,400 Remington Oil & Gas Corp. (NON)                                                       3,919,770
            333,600 St. Mary Land & Exploration Co.                                                       7,933,008
            256,400 Universal Compression Holdings, Inc. (NON)                                            5,007,492
            691,600 Vintage Petroleum, Inc.                                                               7,012,824
                                                                                                      -------------
                                                                                                         41,209,651

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
             44,400 BWAY Corp. (NON)                                                                        685,536

Pharmaceuticals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            578,200 Alpharma, Inc. Class A                                                                5,851,384
            484,600 Owens & Minor, Inc.                                                                   7,002,470
                                                                                                      -------------
                                                                                                         12,853,854

Photography/Imaging (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,353,800 Ikon Office Solutions, Inc.                                                          12,522,650
            105,600 Imation Corp. (NON)                                                                   3,511,200
                                                                                                      -------------
                                                                                                         16,033,850

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            416,500 Playboy Enterprises, Inc. Class B (NON)                                               3,831,800

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
             74,150 Genesee & Wyoming, Inc. Class A (NON)                                                 1,668,375
            395,000 Rail America, Inc. (Private) (NON)                                                    3,693,250
            153,100 Rail America, Inc. (Private) (NON)                                                    1,431,485
                                                                                                      -------------
                                                                                                          6,793,110

Real Estate (3.7%)
-------------------------------------------------------------------------------------------------------------------
            139,500 Alexandria Real Estate Equities, Inc. (R)                                             6,128,235
            267,300 Anworth Mortgage Asset Corp. (R)                                                      3,688,740
            382,500 Apex Mortgage Capital, Inc. (R)                                                       5,332,050
            215,400 Entertainment Properties Trust (R)                                                    4,900,350
            161,300 FBR Asset Investment Corp. (R)                                                        5,451,940
             94,600 LNR Property Corp.                                                                    3,287,350
            244,700 Mills Corp. (R)                                                                       7,035,125
                                                                                                      -------------
                                                                                                         35,823,790

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
             53,000 CBRL Group, Inc.                                                                      1,361,040

Retail (6.3%)
-------------------------------------------------------------------------------------------------------------------
             50,200 Aaron Rents, Inc.                                                                     1,047,172
            429,200 Claire's Stores, Inc.                                                                 9,133,376
            150,300 Coldwater Creek, Inc. (NON)                                                           2,281,554
            349,400 dELiA(*)s Corp. Class A (NON)                                                           524,100
            989,600 Casual Male Retail Group, Inc.
                    (Private) (acquired 5/7/02, cost $4,304,760) (NON) (RES) (AFF)                        4,176,211
             90,500 Finlay Enterprises, Inc. (NON)                                                        1,584,655
            120,300 Gart Sports Co. (NON)                                                                 2,419,233
            217,000 Hughes Supply, Inc.                                                                   6,234,410
            247,500 Longs Drug Stores, Inc.                                                               6,187,500
            527,600 Nu Skin Enterprises, Inc. Class A                                                     6,595,000
            448,800 Pier 1 Imports, Inc.                                                                  8,033,520
            536,500 Ruddick Corp.                                                                         8,997,105
            234,500 Sonic Automotive, Inc. (NON)                                                          4,783,800
                                                                                                      -------------
                                                                                                         61,997,636

Semiconductor (0.9%)
-------------------------------------------------------------------------------------------------------------------
            369,100 Cohu, Inc.                                                                            5,222,765
            315,700 Helix Technology Corp.                                                                3,393,775
                                                                                                      -------------
                                                                                                          8,616,540

Shipping (3.1%)
-------------------------------------------------------------------------------------------------------------------
            698,000 EGL, Inc. (NON)                                                                       7,796,660
            510,100 General Maritime Corp. (NON)                                                          4,565,395
            110,200 Landstar Systems, Inc. (NON)                                                          5,581,630
            236,600 Stelmar Shipping, Ltd. (Greece) (NON)                                                 3,423,602
            127,300 Tsakos Energy Navigation, Ltd. (Norway) (NON)                                         1,559,425
            270,400 USFreightways Corp.                                                                   7,300,800
                                                                                                      -------------
                                                                                                         30,227,512

Software (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,125,700 Aether Systems, Inc. (NON)                                                            3,196,988
          2,279,100 Ascential Software Corp. (NON)                                                        4,991,229
            485,800 Aspen Technology, Inc. (NON)                                                          1,952,916
            551,600 Autodesk, Inc.                                                                        7,336,280
            233,700 Centra Software, Inc. (NON)                                                             322,506
            382,700 FileNET Corp. (NON)                                                                   5,197,066
            103,100 Hyperion Solutions Corp. (NON)                                                        2,340,370
            158,600 JDA Software Group, Inc. (NON)                                                        2,009,462
            398,600 Matrixone, Inc. (NON)                                                                 1,913,280
            436,100 ONYX Software Corp. (NON)                                                               898,366
            719,400 S1 Corp. (NON)                                                                        3,762,462
                                                                                                      -------------
                                                                                                         33,920,925

Technology Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            349,500 Acxiom Corp. (NON)                                                                    6,168,675
            236,600 American Management Systems (NON)                                                     3,549,000
            339,900 Ciber, Inc. (NON)                                                                     2,076,789
            467,438 Ciber, Inc. (Private) (NON)                                                           2,856,046
            391,400 Digitas, Inc. (NON)                                                                   1,182,028
            536,743 MTS Systems Corp.                                                                     6,215,484
            964,100 Silicon Graphics Corp. (NON)                                                          1,137,638
                                                                                                      -------------
                                                                                                         23,185,660

Telecommunications (0.3%)
-------------------------------------------------------------------------------------------------------------------
            582,200 General Communication, Inc. Class A (NON)                                             1,688,379
          1,776,800 Loral Space & Communications, Ltd. (NON)                                                870,632
             10,850 OpticNet, Inc. (NON)                                                                          1
                                                                                                      -------------
                                                                                                          2,559,012

Textiles (2.1%)
-------------------------------------------------------------------------------------------------------------------
            425,000 Interface, Inc. Class A                                                               2,112,250
            292,400 Kellwood Co.                                                                          7,286,608
             33,400 Phillips-Van Heusen Corp.                                                               417,500
            130,000 Tropical Sportswear International Corp. (NON)                                         2,333,500
            526,500 Wolverine World Wide, Inc.                                                            8,250,255
                                                                                                      -------------
                                                                                                         20,400,113
                                                                                                      -------------
                    Total Common Stocks (cost $1,003,987,061)                                          $971,814,820

CONVERTIBLE PREFERRED STOCKS (0.4%) (a) (cost $5,440,521)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            258,700 Exco Resources, Inc. 5.00% cum. cv. pfd.                                             $4,397,900

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
             80,680 Magnum Hunter Resources, Inc.                                         3/21/05           $46,793
                  1 Robotic Vision Systems, Inc. (Private)
                    (acquired 5/1/02, cost $1) (RES)                                      5/1/05                  1
                                                                                                      -------------
                    Total Warrants (cost $69,859)                                                           $46,794

SHORT-TERM INVESTMENTS (7.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $63,367,259 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03%
                    and due dates ranging from September 3, 2002
                    to October 11, 2002 (d)                                                             $63,338,631
         13,640,857 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96%
                    and due dates ranging from September 4, 2002
                    to October 25, 2002 (d)                                                              13,640,857
                                                                                                     --------------
                    Total Short-Term Investments (cost $76,979,488)                                     $76,979,488
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,086,476,929)                                          $1,053,239,002
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $983,533,280.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2002 was $6,400,086 or 0.7% of net assets.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $57,760,326 of securities
on loan (identified cost $1,086,476,929) (Note 1)                            $1,053,239,002
-------------------------------------------------------------------------------------------
Cash                                                                                554,281
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           967,002
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              762,125
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,822,739
-------------------------------------------------------------------------------------------
Total assets                                                                  1,057,345,149

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,691,273
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,858,416
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,079,775
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          156,590
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,468
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,360
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              599,731
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               63,338,631
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               67,625
-------------------------------------------------------------------------------------------
Total liabilities                                                                73,811,869
-------------------------------------------------------------------------------------------
Net assets                                                                     $983,533,280

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 994,343,876
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,740,600)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            24,167,931
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (33,237,927)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $983,533,280

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($472,587,164 divided by 38,736,942 shares)                                          $12.20
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.20)*                              $12.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($384,253,000 divided by 32,270,862 shares)**                                        $11.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($62,200,844 divided by 5,216,299 shares)**                                          $11.92
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,324,304 divided by 1,187,826 shares)                                            $12.06
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.06)*                              $12.50
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($50,167,968 divided by 4,095,169 shares)                                            $12.25
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (including dividend income of $136,066 from affiliated
issuers) (Note 5)                                                                $7,609,885
-------------------------------------------------------------------------------------------
Interest                                                                            115,201
-------------------------------------------------------------------------------------------
Securities lending                                                                  209,704
-------------------------------------------------------------------------------------------
Total investment income                                                           7,934,790

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,606,511
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      921,199
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    19,743
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     11,448
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               760,036
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,519,799
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               403,790
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                82,861
-------------------------------------------------------------------------------------------
Other                                                                               454,049
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,779,436
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (97,050)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,682,386
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,747,596)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  8,758,269
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (155,260,675)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (146,502,406)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(148,250,002)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                        August 31           February 28
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(1,747,596)          $(1,999,511)
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        8,758,269            31,969,399
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (155,260,675)           57,069,396
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (148,250,002)           87,039,284
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --            (2,109,742)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,865,113)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (304,341)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (65,151)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (155,655)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --            (8,501,036)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (7,515,331)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (1,226,319)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (262,522)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (627,202)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (93,414,323)          660,775,484
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (241,664,325)          725,182,356

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,225,197,605           500,015,249
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
and undistributed net investment income of $1,740,600
and $6,996, respectively)                                           $ 983,533,280        $1,225,197,605
-------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            August 31                           April 13, 1999+
operating performance               (Unaudited)   Year ended February 28  to February 29
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.83       $12.59       $10.01        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .02          .03         (.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.64)        1.52         2.59         1.56
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.63)        1.54         2.62         1.55
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Total distributions                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.20       $13.83       $12.59       $10.01
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.79)*      12.28        26.19        18.23*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $472,587     $579,539     $242,602      $83,845
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .61*        1.25         1.31         1.38*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .04*         .12          .25         (.20)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.84*       34.35        34.37        41.58*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            August 31                              May 3, 1999+
operating performance               (Unaudited)   Year ended February 28  to February 29
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.55       $12.43        $9.95        $9.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.08)        (.05)        (.07)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.59)        1.50         2.57          .71
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.64)        1.42         2.52          .64
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Total distributions                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.91       $13.55       $12.43        $9.95
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.10)*      11.47        25.34         6.84*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $384,253     $507,231     $192,673      $59,224
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        2.00         2.06         1.91*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.34)*       (.63)        (.50)        (.81)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.84*       34.35        34.37        41.58*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                            August 31          Year ended       July 26, 1999+
operating performance               (Unaudited)        February 28       to February 29
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.57       $12.45        $9.97       $10.23
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.08)        (.05)        (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (1.60)        1.50         2.57         (.17)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.65)        1.42         2.52         (.22)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Total distributions                       --         (.30)        (.04)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.92       $13.57       $12.45        $9.97
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.16)*      11.45*       25.29*       (2.16)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,201      $80,970      $32,074       $7,960
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        2.00         2.06         1.38*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.34)*       (.63)        (.49)        (.57)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.84*       34.35        34.37        41.58*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                            August 31      ended   March 29, 2000+
operating performance               (Unaudited)  February 28 to February 28
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.70       $12.54       $10.23
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.05)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.61)        1.51         2.37
---------------------------------------------------------------------------
Total from
investment operations                  (1.64)        1.46         2.35
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                       --         (.30)        (.04)
---------------------------------------------------------------------------
Total distributions                       --         (.30)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.06       $13.70       $12.54
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.97)*      11.69        22.99*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,324      $22,130       $7,589
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86*        1.75         1.67*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.22)*       (.38)        (.18)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 21.84*       34.35        34.37
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                            August 31      ended  January 3, 2001+
operating performance               (Unaudited)    Feb. 28  to February 28
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.87       $12.59       $11.73
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .02          .05          .01
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.64)        1.53          .85
---------------------------------------------------------------------------
Total from
investment operations                  (1.62)        1.58          .86
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized
gain on investments                       --         (.30)          --
---------------------------------------------------------------------------
Total distributions                       --         (.30)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.25       $13.87       $12.59
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.68)*      12.60         7.33*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $50,168      $35,327      $25,077
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .48*        1.00          .17*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .16*         .36          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                 21.84*       34.35        34.37
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Effective January 31, 2002, the fund is closed to new investors. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $57,760,326. The fund received cash collateral of $63,338,631, which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,088,820,161, resulting in gross unrealized appreciation and depreciation of $137,788,014 and $173,369,173, respectively, or net unrealized depreciation of $35,581,159.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2002, the fund's expenses were reduced by $97,050 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,768 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $77,730 and $1,962 from the sale of class A and class M shares, respectively, and received $502,144 and $14,178 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2002, Putnam Retail Management, acting as underwriter received $6,103 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $268,073,706 and $341,299,643, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,600,831        $140,491,888
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,600,831         140,491,888

Shares repurchased                         (12,770,576)       (176,149,217)
---------------------------------------------------------------------------
Net decrease                                (3,169,745)       $(35,657,329)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,167,326        $508,403,177
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               739,337           9,936,691
---------------------------------------------------------------------------
                                            38,906,663         518,339,868

Shares repurchased                         (16,272,440)       (211,863,533)
---------------------------------------------------------------------------
Net increase                                22,634,223        $306,476,335
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,113,025         $57,637,833
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,113,025          57,637,833

Shares repurchased                          (9,282,899)       (123,754,484)
---------------------------------------------------------------------------
Net decrease                                (5,169,874)       $(66,116,651)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,281,785        $420,851,682
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               633,215           8,352,112
---------------------------------------------------------------------------
                                            32,915,000         429,203,794

Shares repurchased                         (10,977,193)       (140,951,952)
---------------------------------------------------------------------------
Net increase                                21,937,807        $288,251,842
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    418,197          $5,971,064
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               418,197           5,971,064

Shares repurchased                          (1,169,411)        (15,532,165)
---------------------------------------------------------------------------
Net decrease                                  (751,214)        $(9,561,101)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,464,682         $71,855,238
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                97,736           1,291,085
---------------------------------------------------------------------------
                                             5,562,418          73,146,323

Shares repurchased                          (2,171,206)        (28,547,315)
---------------------------------------------------------------------------
Net increase                                 3,391,212         $44,599,008
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    379,534          $5,449,686
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               379,534           5,449,686

Shares repurchased                            (806,621)        (10,608,246)
---------------------------------------------------------------------------
Net decrease                                  (427,087)        $(5,158,560)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,866,555         $24,940,194
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                23,526             313,609
---------------------------------------------------------------------------
                                             1,890,081          25,253,803

Shares repurchased                            (880,461)        (11,186,743)
---------------------------------------------------------------------------
Net increase                                 1,009,620         $14,067,060
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,580,733         $36,977,916
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,580,733          36,977,916

Shares repurchased                          (1,033,089)        (13,898,598)
---------------------------------------------------------------------------
Net increase                                 1,547,644         $23,079,318
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,243,124         $29,636,315
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                58,118             782,857
---------------------------------------------------------------------------
                                             2,301,242          30,419,172

Shares repurchased                          (1,745,172)        (23,037,933)
---------------------------------------------------------------------------
Net increase                                   556,070          $7,381,239
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        Cost                Cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Casual Male Retail Group, Inc.              $4,304,760                 $--                 $--          $4,176,211
DT Industries, Inc.                          2,332,480                  --                  --           2,223,874
Meridian Bioscience, Inc.                           --                  --             136,066           6,317,350
Robotic Vision Systems, Inc.                 4,312,094                  --                  --           1,476,745
------------------------------------------------------------------------------------------------------------------
Totals                                     $10,949,334                 $--            $136,066         $14,194,180
------------------------------------------------------------------------------------------------------------------
Market value amounts are shown for issues that are affiliated at period end.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Edward T. Shadek, Jr.
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA069-84022  2MF  10/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Small Cap Value Fund
Supplement to Semiannual Report dated 8/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/02

                                                       NAV

6 months                                             -11.68%
1 year                                               -10.06
Life of fund (since class A inception, 4/13/99)       48.36
Annual average                                        12.36

Share value:                                           NAV

2/28/02                                              $13.87
8/31/02                                              $12.25
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.